UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

GROWTH EQUITY FUNDS	Annual Report August 31, 2007

Long-term capital growth potential from a diversified portfolio of equity investments.

Goldman Sachs Growth Equity Funds

■	GOLDMAN SACHS CAPITAL GROWTH FUND

■	GOLDMAN SACHS STRATEGIC GROWTH FUND

■	GOLDMAN SACHS CONCENTRATED GROWTH FUND

■	GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

■	GOLDMAN SACHS SMALL/ MID CAP GROWTH FUND

The Capital Growth Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Strategic Growth Fund invests in large-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.
The Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Goldman Sachs Small/ Mid Cap Growth Fund invests in equity investments with a primary focus on small- and mid-cap companies. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GROWTH EQUITY FUNDS
What Differentiates the Goldman Sachs
Growth Team’s Investment Process?
For over 26 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

Make decisions as long-term business owners rather than as stock traders Perform in-depth, fundamental research Focus on long-term structural and competitive advantages	Result
Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■  Established brand names
■  Dominant market shares
■  Pricing power
■  Recurring revenue streams
■  Free cash flow
■  Long product life cycles
■  Favorable long-term growth prospects
■ Excellent management	Result Investment in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments	Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

PORTFOLIO RESULTS
Capital Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Capital Growth Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.08%, 14.19%, 14.27%, 15.54% and 14.97%, respectively. These returns compare to the 17.70% cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

While the Fund generated solid absolute returns during the reporting period, it underperformed its benchmark during the one-year period. This was due to weakness in some of the Fund’s Producer Goods & Services holdings. Conversely, select Health Care businesses were positive contributors to the Fund’s relative performance.

Moody’s Corp. and The McGraw-Hill Companies, Inc., (which owns Standard & Poor’s), were detractors from relative performance during the period as they have been negatively impacted by the issues in the subprime mortgage market. Moody’s and Standard & Poor’s rate subprime loans in their ratings businesses. However, they have no balance sheet risk from subprime loans and a negligible percentage of their revenue comes from subprime ratings. While the growth of both companies may be affected if issuance slows, we believe this is already reflected in the stock prices and have managed the position sizes accordingly.

Shares of Yahoo!, Inc., an Internet services company, were down as the company reported lower-than-expected earnings and trimmed its revenue estimate for the fiscal period ended 2007. The company cited slowing growth in its Web-based advertising business due to competition from Google, Inc. and other advertising companies. Although Yahoo’s new search platform, Project Panama, proved successful after its debut earlier this year, profits from the new platform were below analysts’ estimates and generated less revenue than some investors had anticipated. We believe Project Panama should increase the company’s revenue per search (called “search monetization”) and continue to help the company grow the value of the franchise.

Elsewhere within the Technology sector, communications equipment company Cisco Systems, Inc. contributed positively to performance during the period. The company reported strong financial results for its fourth fiscal quarter and raised its long-term revenue forecast. Cisco expects sales for high-speed Internet equipment and phone systems to accelerate due to strong customer demand. We believe Cisco should benefit from the consumption increase of video-related content on the Internet as customers will likely upgrade to faster network equipment. In addition, Cisco’s international business has been solid and we believe it should be well positioned to gain share in emerging markets.

PORTFOLIO RESULTS
  Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced its relative performance, including the following:

■	Research In Motion Ltd. — Research In Motion was a positive contributor to relative performance during the reporting period as the company continued to benefit from subscriber growth and expanding business opportunities in key markets. We believe Research In Motion’s growth prospects are favorable as businesses continue to advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, the consumer-focused BlackBerry products are broadening the brand’s appeal into a larger market. We have high conviction in the company as sales in the U.S. remain strong and international demand is solid. In our view, BlackBerry’s strong brand name and superior technology provide a competitive advantage over substitute products.

■	MedImmune — Health Care company MedImmune contributed positively to performance during the period. In April 2007, AstraZeneca agreed to buy MedImmune for $15.6 billion in cash, which represented a 21% premium to the company’s stock price prior to the deal’s announcement. The bidding process was fairly competitive, with at least four large pharmaceutical companies wanting to purchase the maker of FluMist. Previously, MedImmune’s Board of Directors had not been interested in a sale. However, in recent months, the Board has been pressured by large investors to sell the company. “Indications of interest by major pharmaceutical companies” and “dissatisfaction with the company’s short-term stock price performance” were reasons cited by MedImmune’s Board for the decision change. Following the announcement, we took advantage of the recent increase in MedImmune’s stock price and sold the position during the reporting period to lock in profits. We believe that acquisitions are one way in which the gap between the stock price and the economic value of the business can close. We feel that the MedImmune acquisition reinforces our belief that owning high quality businesses for the long term works.

PORTFOLIO RESULTS

■	Google, Inc. — The upward trend in Google’s share price continued as it reported fiscal fourth quarter profits that nearly tripled, and its shares reached record highs in mid-January. The Internet search market remains strong and the company further increased its market share of online advertising spending. Google’s technology for ranking search advertisements has enabled it to generate higher revenue per search than its competitors in spite of their new efforts in this area. We believe the prospects for Google should strengthen.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Investment Team

New York, September 18, 2007

FUND BASICS
Capital Growth Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2006–August 31, 2007	(based on NAV)[1]	Growth Index[2]

Class A	15.08%	17.70%
Class B	14.19	17.70
Class C	14.27	17.70
Institutional	15.54	17.70
Service	14.97	17.70

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	11.06%	6.56%	5.41%	10.36%		4/20/90
Class B	11.65	6.66	5.22	7.54		5/1/96
Class C	15.68	6.96	n/a	4.84		8/15/97
Institutional	17.98	8.19	n/a	6.03		8/15/97
Service	17.44	7.65	5.90	10.66	[4]	4/20/90

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.39%	1.44%
Class B	2.14	2.19
Class C	2.14	2.19
Institutional	0.99	1.04
Service	1.49	1.54

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP 10 HOLDINGS AS OF 8/31/07[6]

Holding	% of Net Assets	Line of Business

Google, Inc.	4.3%	Internet Software & Services
Cisco Systems, Inc.	3.6	Communications Equipment
Suncor Energy, Inc.	3.5	Oil, Gas & Consumable Fuels
Microsoft Corp.	3.3	Software
Freddie Mac	3.2	Thrifts & Mortgage Finance
Baker Hughes, Inc.	2.8	Energy Equipment & Services
American Tower Corp	2.6	Wireless Telecommunication Services
PepsiCo., Inc.	2.5	Beverages
Weatherford International Ltd.	2.3	Energy Equipment & Services
Schlumberger Ltd.	2.2	Energy Equipment & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS CAPITAL GROWTH FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Capital Growth Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced April 20, 1990)
Excluding sales charges	15.08%	8.98%	5.75%	10.54%
Including sales charges	8.75%	7.76%	5.15%	10.18%

Class B (commenced May 1, 1996)
Excluding contingent deferred charges	14.19%	8.18%	4.96%	7.31%
Including contingent deferred charges	9.19%	7.89%	4.96%	7.31%

Class C (commenced August 15, 1997)
Excluding contingent deferred charges	14.27%	8.18%	4.98%	4.63%
Including contingent deferred charges	13.27%	8.18%	4.98%	4.63%

Institutional Class (commenced August 15, 1997)	15.54%	9.42%	6.16%	5.82%

Service Class (commenced August 15, 1997)	14.97%	8.88%	5.64%	5.30%

PORTFOLIO RESULTS
Strategic Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Strategic Growth Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 16.17%, 15.32%, 15.29%, 16.65% and 16.11%, respectively. These returns compare to the 17.70% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

While the Fund generated positive performance during the one-year period, it lagged its benchmark. In particular, select Technology and Health Care companies were negative contributors to relative performance during the reporting period. In contrast, several stock-specific events contributed positively to relative performance as strong earnings, acquisitions, private equity activity and corporate actions drove a number of holdings’ stock prices higher.

Shares of Yahoo!, Inc., an Internet services company, were down as the company reported lower-than-expected earnings and trimmed its revenue estimate for fiscal 2007. The company cited slowing growth in its Web-based advertising business due to competition from Google, Inc. and other advertising companies. Although Yahoo’s new search platform, Project Panama, proved successful after its debut earlier this year, profits from the new platform were below analysts’ estimates and generated less revenue than some investors had anticipated. We believe Project Panama should increase the company’s revenue per search (called “search monetization”) and continue to help the company grow the value of the franchise.

Shares of pharmaceutical company Amgen, Inc. detracted from relative performance during the period because of concerns about anemia drugs. The Food and Drug Administration’s (“FDA”) focus on anemia medications has stemmed from doctors over-prescribing these types of drugs as well as prescribing them for unapproved uses. Several months ago, the FDA required a change in the labeling of anemia drugs, a result of some studies that showed that these medications had the potential to increase the growth of tumors and the risk of death in patients who were not on chemotherapy. In May, the FDA’s external panel of experts voted in favor of tighter restrictions on this class of drugs and wanted to require companies to include additional warnings on labels and conduct more safety studies. In our view, these regulatory proposals could adversely impact Amgen’s core anemia franchise and that these proposed changes were unlikely to be revised in Amgen’s favor. As a result, we believed the fundamentals of the business had changed as Amgen would likely struggle to maintain its current level of earnings and cash flows. We decided to exit our position as the company no longer met our investment criteria for a high quality growth business and we believed the stock’s valuation did not reflect the full impact of the regulatory proposals.

Health Care company MedImmune contributed positively to performance during the period. In April 2007, AstraZeneca agreed to buy MedImmune for $15.6 billion in cash, which represented a 21% premium to the company’s stock price prior to the deal’s announcement. The bidding process was fairly competitive, with at least four large pharmaceutical companies wanting to purchase the maker of FluMist. Previously, MedImmune’s Board of Directors had not been interested in a sale. However, in recent months, the Board has been pressured by

PORTFOLIO RESULTS

large investors to sell the company. “Indications of interest by major pharmaceutical companies” and “dissatisfaction with the company’s short-term stock price performance” were reasons cited by MedImmune’s Board for the decision change. Following the announcement, we took advantage of the recent increase in MedImmune’s stock price and sold the position during the reporting period to lock in profits.

In the beginning of April 2007, private equity firm Kohlberg Kravis Roberts agreed to buy First Data Corp. for $29 billion. The deal represented a 26% premium to First Data’s closing price prior to the announcement. First Data’s board approved the deal, which is expected to close within the next six months, pending shareholder and regulatory approval. First Data continues to generate strong free cash flow, a factor that makes it attractive for a private equity buyout. In addition, it has been restructuring its business to shift its focus to higher growth areas. We took advantage of the recent increase in First Data’s stock price and sold the position to lock in profits. We believe that acquisitions are one way in which the gap between the stock price and the economic value of the business can close. We feel that the MedImmune and First Data acquisitions are further reinforcements that our approach of owning high quality businesses for the long term works.
  Portfolio Composition

The Fund invests in large-cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Research In Motion Ltd. — Research In Motion was a positive contributor to relative performance during the reporting period as the company continued to benefit from subscriber growth and expanding business opportunities in key markets. We believe Research In Motion’s growth prospects are favorable as businesses continue to advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, the consumer-focused BlackBerry products are broadening the brand’s appeal into a larger market. We have high conviction in the company as sales in the U.S. remain strong and international demand is solid. In our view, BlackBerry’s strong brand name and superior technology provide a competitive advantage over substitute products.

PORTFOLIO RESULTS

■	Schlumberger Ltd. — Schlumberger contributed positively to relative performance as the company reported solid fiscal second quarter earnings, which were driven by strong demand in international markets. Schlumberger continues to focus on international growth with its business in Asia and the Middle East, as well as opportunities in North Africa that are on the horizon.

■	Google, Inc. — The upward trend in Google’s share price continued as it reported fiscal fourth quarter profits that nearly tripled, and its shares reached record highs in mid-January. The Internet search market remains strong and the company further increased its market share of online advertising spending. Google’s technology for ranking search advertisements has enabled it to generate higher revenue per search than its competitors in spite of their new efforts in this area. We believe the prospects for Google should strengthen.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Investment Team

New York, September 18, 2007

FUND BASICS
Strategic Growth Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2006–August 31, 2007	(based on NAV)[1]	Growth Index[2]

Class A	16.17%	17.70%
Class B	15.32	17.70
Class C	15.29	17.70
Institutional	16.65	17.70
Service	16.11	17.70

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	12.15%	5.98%	-0.06%	5/24/99
Class B	12.98	6.07	-0.10	5/24/99
Class C	16.81	6.35	-0.09	5/24/99
Institutional	19.29	7.60	1.05	5/24/99
Service	18.67	7.17	0.67	5/24/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.44%	1.56%
Class B	2.19	2.31
Class C	2.19	2.31
Institutional	1.04	1.16
Service	1.54	1.66

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Baker Hughes, Inc.	4.1%	Energy Equipment & Services
Google, Inc.	4.0	Internet Software & Services
Suncor Energy, Inc.	3.9	Oil, Gas & Consumable Fuels
Freddie Mac	3.6	Thrifts & Mortgage Finance
Research In Motion Ltd.	3.4	Communications Equipment
Cisco Systems, Inc.	3.3	Communications Equipment
Schlumberger Ltd.	3.1	Energy Equipment & Services
Microsoft Corp.	2.9	Software
St. Jude Medical, Inc.	2.9	Health Care Equipment & Supplies
QUALCOMM, Inc.	2.6	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Strategic Growth Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from May 24, 1999 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Since Inception
Class A (commenced May 24, 1999)
Excluding sales charges	16.17%	8.58%	0.59%
Including sales charges	9.73%	7.37%	-0.09%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	15.32%	7.74%	-0.16%
Including contingent deferred charges	10.32%	7.44%	-0.16%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	15.29%	7.75%	-0.14%
Including contingent deferred charges	14.29%	7.75%	-0.14%

Institutional Class (commenced May 24, 1999)	16.65%	8.99%	0.99%

Service Class (commenced May 24, 1999)	16.11%	8.58%	0.62%

PORTFOLIO RESULTS
Concentrated Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Concentrated Growth Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 19.66%, 18.74%, 18.77%, 20.10% and 19.52%, respectively. These returns compare to the 17.70% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

During the one-year period, many stock-specific events drove the Fund’s strong performance versus its benchmark. In particular, strong earnings, acquisitions, private equity activity and corporate actions drove the stock price of a number of the Fund’s holdings higher. Conversely, select Technology and Producer Goods & Services companies detracted from relative performance.

Communications equipment company Research In Motion Ltd. was a positive contributor to relative performance during the reporting period as the company continued to benefit from subscriber growth and expanding business opportunities in key markets. We believe Research In Motion’s growth prospects are favorable as businesses continue to advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, the consumer-focused BlackBerry products are broadening the brand’s appeal into a larger market. We have high conviction in the company as sales in the U.S. remain strong and international demand is solid. In our view, BlackBerry’s strong brand name and superior technology provide a competitive advantage over substitute products.

Health Care company MedImmune contributed positively to performance during the period. In April 2007, AstraZeneca agreed to buy MedImmune for $15.6 billion in cash, which represented a 21% premium to the company’s stock price prior to the deal’s announcement. The bidding process was fairly competitive, with at least four large pharmaceutical companies wanting to purchase the maker of FluMist. Previously, MedImmune’s Board of Directors had not been interested in a sale. However, in recent months, the Board has been pressured by large investors to sell the company. “Indications of interest by major pharmaceutical companies” and “dissatisfaction with the company’s short-term stock price performance” were reasons cited by MedImmune’s Board for the decision change. Following the announcement, we took advantage of the recent increase in MedImmune’s stock price and sold the position during the reporting period to lock in profits.

PORTFOLIO RESULTS

In the beginning of April 2007, private equity firm Kohlberg Kravis Roberts agreed to buy First Data Corp. for $29 billion. The deal represented a 26% premium to First Data’s closing price prior to the announcement. First Data’s board approved the deal, which is expected to close within the next six months, pending shareholder and regulatory approval. First Data continues to generate strong free cash flow, a factor that makes it attractive for a private equity buyout. In addition, it has been restructuring its business to shift its focus to higher growth areas. We took advantage of the recent increase in First Data’s stock price and sold the position to lock in profits. We believe that acquisitions are one way in which the gap between the stock price and the economic value of the business can close. We feel that the MedImmune and First Data acquisitions are further reinforcements that our approach of owning high quality businesses for the long term works.

Harrah’s Entertainment, Inc. contributed positively to relative performance as it received bids from private equity firms in October, which drove its shares up significantly. Shortly thereafter, Harrah’s accepted a $17.1 billion offer from Apollo Management and Texas Pacific Group in the fourth-largest private-equity buyout ever. The deal indicates private equity firms’ interest in the gaming sector. We decided to exit the Fund’s position as the value of the business was beginning to be fully recognized by the market. This event further demonstrates how the gap between the stock price and the intrinsic worth of a company can close quickly when other market participants realize the company’s long-term growth potential.

Shares of Yahoo!, Inc., an Internet services company, were down as the company reported lower-than-expected earnings and trimmed its revenue estimate for fiscal 2007. The company cited slowing growth in its Web-based advertising business due to competition from Google, Inc. and other advertising companies. Although Yahoo’s new search platform, Project Panama, proved successful after its debut earlier this year, profits from the new platform were below analysts’ estimates and generated less revenue than some investors had anticipated. We believe Project Panama should increase the company’s revenue per search (called “search monetization”) and continue to help the company grow the value of the franchise.
  Portfolio Composition

The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries, and sectors than the typical broadly diversified large-cap growth fund.

PORTFOLIO RESULTS
  Portfolio Highlights

There were a number of holdings that enhanced results during the reporting period, including the following:

■	Schlumberger Ltd. — Schlumberger contributed positively to relative performance as the company reported solid fiscal second quarter earnings, which were driven by strong demand in international markets. Schlumberger continues to focus on international growth with its business in Asia and the Middle East, as well as opportunities in North Africa that are on the horizon.

■	The Charles Schwab Corp. — In May 2007, shares of Charles Schwab reached their highest level in nearly six years. The stock price was driven by the company’s solid fundamentals, more specifically its asset inflows. In addition, we believe the $2.8 billion of cash the company will receive from its sale of U.S. Trust to Bank of America, gives management the opportunity to invest in small 401(k) acquisitions or to repurchase shares aggressively.

■	Google, Inc. — The upward trend in Google’s share price continued as it reported fiscal fourth quarter profits that nearly tripled, and its shares reached record highs in mid-January. The Internet search market remains strong and the company further increased its market share of online advertising spending. Google’s technology for ranking search advertisements has enabled it to generate higher revenue per search than its competitors in spite of their new efforts in this area. We believe the prospects for Google should strengthen.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Investment Team

New York, September 18, 2007

FUND BASICS
Concentrated Growth Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2006–August 31, 2007	(based on NAV)[1]	Growth Index[2]

Class A	19.66%	17.70%
Class B	18.74	17.70
Class C	18.77	17.70
Institutional	20.10	17.70
Service	19.52	17.70

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Since Inception	Inception Date

Class A	14.44%	9.10%	9/3/02
Class B	14.96	9.25	9/3/02
Class C	19.05	9.53	9/3/02
Institutional	21.60	10.82	9/3/02
Service	20.93	10.33	9/3/02

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.48%	1.64%
Class B	2.23	2.39
Class C	2.23	2.39
Institutional	1.08	1.24
Service	1.58	1.74

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Freddie Mac	4.8%	Thrifts & Mortgage Finance

Suncor Energy, Inc.	4.2	Oil, Gas & Consumable Fuels

Research In Motion Ltd.	4.1	Communications Equipment

Schlumberger Ltd.	4.1	Energy Equipment & Services

Google, Inc.	4.1	Internet Software & Services

Thermo Fisher Scientific, Inc.	3.9	Life Sciences Tools & Services

Baker Hughes, Inc.	3.6	Energy Equipment & Services

QUALCOMM, Inc.	3.5	Communications Equipment

PepsiCo., Inc.	3.5	Beverages

The Charles Schwab Corp.	3.3	Capital Markets

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Concentrated Growth Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 3, 2002 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Since Inception
Class A (commenced September 3, 2002)
Excluding sales charges	19.66%	10.13%
Including sales charges	13.04%	8.89%

Class B (commenced September 3, 2002)
Excluding contingent deferred charges	18.74%	9.31%
Including contingent deferred charges	13.56%	9.00%

Class C (commenced September 3, 2002)
Excluding contingent deferred charges	18.77%	9.28%
Including contingent deferred charges	17.73%	9.28%

Institutional Class (commenced September 3, 2002)	20.10%	10.55%

Service Class (commenced September 3, 2002)	19.52%	10.08%

PORTFOLIO RESULTS
Growth Opportunities Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Growth Opportunities Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 27.46%, 26.45%, 26.49%, 27.92% and 27.36%, respectively. These returns compare to the 19.31% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

During the reporting period, the Fund had strong absolute and relative returns and outperformed the benchmark. The Fund’s Healthcare, Technology and Energy holdings had strong relative performance and contributed positively to returns, while some of our Financials holdings detracted from relative performance.

Several companies in the portfolio benefited from a variety of corporate activity such as the purchase of private equity firms and other types of acquisitions. Within Health Care, MedImmune was the top contributor to relative performance. During the second quarter of 2007, AstraZeneca agreed to buy MedImmune for a significant premium. The bidding process was fairly competitive, with at least four pharmaceutical companies wanting to purchase the maker of FluMist. We sold out of MedImmune after the deal was announced and its stock price appreciated. Within the Consumer Discretionary sector, shares of Harman and Hilton rose after announcements that each of those companies would be purchased by private equity firms. Acquisitions and private equity buyouts are two ways in which the gap between the stock price and the economic value of the business can close. We feel that the aforementioned examples reinforce our belief that owning high quality businesses for the long term works.

In the Technology sector, NAVTEQ, a provider of digital map data, saw its shares move higher after an announcement that its rival, Tele Atlas, would be acquired. We believe the Tele Atlas acquisition is a positive for NAVTEQ’s digital mapping business as it is likely to ease pricing competition and provide market share gain opportunities. NAVTEQ is taking several steps which we believe should help it continue to grow. These initiatives include investing in new products and services to further differentiate their maps and making strategic acquisitions to broaden their offerings. In addition, the company sees maps for mobile phones as a new frontier and NAVTEQ is among the leading players in this area. NAVTEQ also announced it would provide maps for BMW’s newest navigation systems. Strong growth for portable-device maps continues to benefit the company.

Almost all of our energy companies, including Cameron International Corp., Dresser-Rand Group, Inc., Smith International, Inc. and Weatherford International Ltd. ended the period up and outperformed the rest of the sector and the market. In particular, shares of oilfield equipment maker Cameron International were driven by a near doubling in the company’s quarterly profit. Cameron’s strong results were partly due to its growing order backlog for deep-sea exploration products. The oil services companies we own have continued to benefit from strong demand and pricing power, which have helped earnings move up substantially.

PORTFOLIO RESULTS

On the downside in the Technology sector, shares of Jabil fell and detracted from relative performance. The company, which makes electronics and circuit boards and provides assembly services to manufacturers, fell after it stated that sales would be choppy over the next few quarters as the company restructures and shifts its relationship with two major customers. We sold out of the company as we lost confidence in its ability to meet its margin goals and we used the proceeds to invest in higher conviction holdings.

The Financials sector was among the weaker performing areas of the market and the portfolio, most notably towards the end of the period. MGIC Investment negatively impacted relative performance as investors became concerned after learning that the value of its investment in Credit-Based Asset Servicing and Securitization LLC (“C-BASS”) had been materially impaired. C-BASS is principally engaged in the business of investing in the credit risk of subprime single-family residential mortgages. Beginning in February 2007, the market for subprime mortgages has experienced significant turmoil. Market price dislocations then accelerated to unprecedented levels beginning in approximately mid-July 2007. We sold out of MGIC as the fundamentals of the business were materially impaired and we had higher conviction in the growth prospects of other companies.
  Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

PORTFOLIO RESULTS
  Portfolio Highlights

There were a number of holdings that enhanced the Fund’s results during the reporting period, including the following:

■	Activision, Inc. — Video game publisher Activision contributed positively to relative performance as the company posted strong results and raised its outlook for fiscal year 2008. Revenue was up significantly on strong sales of the company’s popular games, such as Guitar Hero II, Spider-Man 3, and Transformers. We believe that Activision has a strong gaming franchise that positions it well for future growth with the expansion of next generation gaming consoles.

■	Baidu.com, Inc. — Baidu.com, a Chinese-language Internet search provider, contributed positively to relative performance during the period. Its shares were up after the company released strong fiscal first quarter financial results. The company’s earnings and revenue for the period more than doubled from the fiscal first quarter last year, helped by strong traffic growth. Baidu.com has the dominant share in China’s Web search market and we believe the company’s growth prospects are favorable as it will be able to leverage its expertise in Chinese search to successfully break into new markets, such as Japan. We sold out of the company after the stock significantly appreciated and in our view was near full valuation.

■	W.W. Grainger, Inc. — Shares of W.W. Grainger, a distributor of building maintenance and repair supplies in the Producer Goods & Services sector, rose after the company reported record sales and earnings and raised the low end of previous guidance. Results were driven by management’s strong execution on their strategy and the company’s growth-generating investments are paying off. Grainger continues to gain share in a fragmented industry by serving existing customers well and leveraging its supply chain, branch network and sales resources to find and serve new customers.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Investment Team

New York, September 18, 2007

FUND BASICS
Growth Opportunities Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2006–August 31, 2007	(based on NAV)[1]	Growth Index[2]

Class A	27.46%	19.31%
Class B	26.45	19.31
Class C	26.49	19.31
Institutional	27.92	19.31
Service	27.36	19.31

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	16.39%	11.15%	13.25%	5/24/99
Class B	16.99	11.29	13.29	5/24/99
Class C	21.22	11.59	13.20	5/24/99
Institutional	23.68	12.87	14.49	5/24/99
Service	23.11	12.32	13.92	5/24/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.47%	1.47%
Class B	2.22	2.22
Class C	2.22	2.22
Institutional	1.07	1.07
Service	1.57	1.57

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Activision, Inc.	2.6%	Software
Fortune Brands, Inc.	2.5	Household Durables
Thermo Fisher Scientific, Inc.	2.5	Life Sciences Tools & Services
Amphenol Corp.	2.4	Electronic Equipment & Instruments
Smith International, Inc.	2.3	Energy Equipment & Services
Alliant Techsystems, Inc.	2.2	Aerospace & Defense
Newell Rubbermaid, Inc.	2.2	Household Durables
W.W. Grainger, Inc.	2.2	Trading Companies & Distributors
Gentex Corporation	2.2	Auto Components
FormFactor, Inc.	2.2	Semiconductors & Semiconductor Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Growth Opportunities Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from May 24, 1999 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Since Inception
Class A (commenced May 24, 1999)
Excluding sales charges	27.46%	14.63%	13.85%
Including sales charges	20.46%	13.34%	13.08%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	26.45%	13.77%	13.09%
Including contingent deferred charges	21.18%	13.50%	13.09%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	26.49%	13.79%	13.01%
Including contingent deferred charges	25.44%	13.79%	13.01%

Institutional Class (commenced May 24, 1999)	27.92%	15.08%	14.30%

Service Class (commenced May 24, 1999)	27.36%	14.52%	13.72%

PORTFOLIO RESULTS
Small/Mid Cap Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Small/ Mid Cap Growth Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 29.37%, 28.35%, 28.25%, 29.79% and 29.22%, respectively. These returns compare to the 18.86% cumulative total return of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period. This was largely due to the strength of the Fund’s holdings in the Health Care, Technology and Energy sectors versus the benchmark. Conversely, the Fund’s underweight in Cyclicals detracted from relative results during the period.

Within Health Care, MedImmune and Cytyc were positive contributors to relative performance. In April 2007, AstraZeneca agreed to buy MedImmune for $15.6 billion in cash, which represented a 21% premium to the company’s stock price prior to the deal’s announcement. The bidding process was fairly competitive with at least four large pharmaceutical companies wanting to purchase the maker of FluMist. Shares of Cytyc rose after an announcement that Hologic would acquire Cytyc at a significant premium to its pre-deal share price. We sold out of both of these holdings after the deals were announced and the stocks appreciated. We believe that acquisitions are one way in which the gap between the stock price and the economic value of the business can close. We feel that the MedImmune and Cytyc acquisitions reinforce our belief that owning high quality businesses for the long term works.

Several Technology holdings, including Baidu.com, Inc. positively contributed to relative performance. Baidu.com, a Chinese-language Internet search provider, delivered positive returns during the period. Its shares were up and contributed to relative performance after the company released strong financial results. The company’s earnings and revenue for the period more than doubled from the same period last year, helped by strong traffic growth. Baidu.com has dominant share in China’s Web search market and we believe the company’s growth prospects are favorable as it will be able to leverage its expertise in Chinese search to successfully break into new markets, such as Japan.

Although the Fund’s Cyclicals holdings had strong absolute returns, and stock selection within the sector was a positive for absolute performance, our underweight in this top-performing sector detracted from relative performance. We have typically been underweight in Cyclicals as many of those businesses do not meet our investment criteria for high quality, sustainable growth companies. Although many Cyclicals generated solid performance during the period, we believe that these companies, which are very dependent

PORTFOLIO RESULTS

on a strong economy for their growth, will not be able to sustain this level of growth going forward if the economy moderates and profits decelerate. In that environment, we believe many Cyclical companies, whose earnings and growth may have peaked, will underperform and high quality companies with sustainable growth will become favored by the market. For those reasons, we believe that Fund shareholders will benefit from our underweight in Cyclicals over the long term.

Within Technology, shares of Jabil fell and detracted from relative performance. The company, which makes electronics and circuit boards and provides assembly services to manufacturers, fell after it said sales would be choppy over the next few quarters as the company restructures and shifts its relationship with two major customers. We sold out of the company as we lost confidence in their ability to meet its margin goals and we put the money in higher conviction holdings.
  Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small- and mid-sized companies with market capitalizations within the range of the Russell 2500 Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security.
  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	NAVTEQ — Shares of NAVTEQ, a provider of digital map data, saw its shares move higher after an announcement that its rival, Tele Atlas, would be acquired. We believe the Tele Atlas acquisition is a positive for NAVTEQ’s digital mapping business as it is likely to ease pricing competition and provide market share gain opportunities. NAVTEQ is taking several steps that we believe should help it continue to grow. These initiatives include investing in new products and services to further differentiate their maps and making strategic acquisitions to broaden their offerings. In addition, the company sees maps for mobile phones as a new frontier and NAVTEQ is among the leading players in this area. NAVTEQ also announced it would provide maps for BMW’s newest navigation systems. Strong growth for portable-device maps continues to benefit the company.

PORTFOLIO RESULTS

■	Cameron International Corp — Shares of oilfield equipment maker Cameron International were driven higher by a near doubling in the company’s first quarterly profits. Cameron’s strong results were partly due to its growing order backlog for deep-sea exploration products, which we believe should help bolster its earnings going forward. The oil services companies we own in the Fund have continued to benefit from strong demand and pricing power, which have helped earnings move up substantially.

■	Activision, Inc. — Video game publisher Activision contributed positively to relative performance as the company posted strong results and raised its outlook for fiscal year 2008. Revenue was up significantly on strong sales of the company’s popular games, such as Guitar Hero II, Spider-Man 3, and Transformers. We believe that Activision has a strong gaming franchise that positions it well for future growth with the expansion of next generation gaming consoles.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Investment Team

New York, September 18, 2007

FUND BASICS
Small/Mid Cap Growth Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2006–August 31, 2007	(based on NAV)[1]	Growth Index[2]

Class A	29.37%	18.86%
Class B	28.35	18.86
Class C	28.25	18.86
Institutional	29.79	18.86
Service	29.22	18.86

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index offers investors access to the small to mid cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Since Inception	Inception Date

Class A	19.30%	13.70%	6/30/05
Class B	20.24	14.59	6/30/05
Class C	24.24	15.90	6/30/05
Institutional	26.60	17.24	6/30/05
Service	26.01	16.63	6/30/05

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.50%	2.05%
Class B	2.25	2.80
Class C	2.25	2.80
Institutional	1.10	1.65
Service	1.60	2.15

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Activision, Inc.	2.2%	Software
Tessera Technologies, Inc.	2.1	Semiconductors & Semiconductor Equipment
FormFactor, Inc.	2.0	Semiconductors & Semiconductor Equipment
Psychiatric Solutions, Inc.	1.8	Health Care Providers & Services
Charles River Laboratories International, Inc.	1.8	Life Sciences Tools & Services
W.H. Energy Services, Inc.	1.8	Energy Equipment & Services
Grant Prideco, Inc.	1.7	Energy Equipment & Services
W.W. Grainger, Inc.	1.7	Trading Companies & Distributors
GameStop Corp.	1.7	Specialty Retail

Amphenol Corp.	1.6	Electronic Equipment & Instruments

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Small/Mid Cap Growth Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Since Inception
Class A (commenced June 30, 2005)
Excluding sales charges	29.37%	15.28%
Including sales charges	22.21%	12.33%

Class B (commenced June 30, 2005)
Excluding contingent deferred charges	28.35%	14.25%
Including contingent deferred charges	23.35%	13.05%

Class C (commenced June 30, 2005)
Excluding contingent deferred charges	28.25%	14.21%
Including contingent deferred charges	27.25%	14.21%

Institutional Class (commenced June 30, 2005)	29.79%	15.56%

Service Class (commenced June 30, 2005)	29.22%	14.96%

GOLDMAN SACHS CAPITAL GROWTH FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 99.4%

Aerospace & Defense – 1.8%
435,881	United Technologies Corp.	$32,529,799

Auto Components – 0.4%
365,650	Gentex Corp.	7,327,626

Beverages – 2.5%
664,750	PepsiCo., Inc.	45,222,942

Biotechnology – 5.4%
26,882	Amgen, Inc.*	1,347,057
374,940	Amylin Pharmaceuticals, Inc.*(a)	18,383,308
584,653	Celgene Corp.*	37,540,569
458,098	Genentech, Inc.*(a)	34,270,312
245,235	Gilead Sciences, Inc.*(a)	8,919,197

		100,460,443

Capital Markets – 4.9%
162,100	Legg Mason, Inc.	14,073,522
425,041	Morgan Stanley	26,509,807
1,635,400	The Charles Schwab Corp.	32,380,920
316,600	UBS AG	16,539,184

		89,503,433

Communications Equipment – 7.9%
2,072,175	Cisco Systems, Inc.*	66,143,826
1,013,990	QUALCOMM, Inc.	40,448,061
449,232	Research In Motion Ltd.*	38,368,905

		144,960,792

Computers & Peripherals – 1.8%
233,470	Apple, Inc.*	32,330,926

Consumer Finance – 2.3%
513,730	American Express Co.	30,114,852
543,220	Discover Financial Services*	12,570,111

		42,684,963

Diversified Financial Services – 1.9%
35,100	CME Group, Inc.	19,473,480
351,231	Moody’s Corp.(a)	16,103,941

		35,577,421

Diversified Telecommunication Services – 0.2%
136,483	NeuStar, Inc.*(a)	4,315,592

Electrical Equipment – 1.5%
404,500	Rockwell Automation, Inc.	28,501,070

Energy Equipment & Services – 8.4%
616,210	Baker Hughes, Inc.	51,675,371
361,500	Grant Prideco, Inc.*	19,990,950
430,148	Schlumberger Ltd.	41,509,282
720,758	Weatherford International Ltd.*	42,077,852

		155,253,455

Food & Staples Retailing – 3.7%
309,300	Costco Wholesale Corp.	19,099,275
607,000	CVS Caremark Corp.	22,956,740
616,570	Wal-Mart Stores, Inc.	26,900,949

		68,956,964

Health Care Equipment & Supplies – 2.3%
413,800	Baxter International, Inc.	22,659,688
468,968	St. Jude Medical, Inc.*(a)	20,432,936

		43,092,624

Hotels, Restaurants & Leisure – 1.0%
674,500	Starbucks Corp.*	18,582,475

Household Durables – 3.6%
402,050	Fortune Brands, Inc.	33,406,334
1,246,453	Newell Rubbermaid, Inc.	32,146,023

		65,552,357

Household Products – 1.1%
320,100	Procter & Gamble Co.	20,905,731

Internet Software & Services – 5.2%
153,983	Google, Inc.*	79,339,741
767,689	Yahoo!, Inc.*	17,449,571

		96,789,312

IT Services – 3.2%
261,340	Cognizant Technology Solutions Corp.*	19,211,104
249,538	Global Payments, Inc.	9,851,760
1,556,322	Western Union Co.	29,305,543

		58,368,407

Life Sciences Tools & Services – 3.2%
370,296	Charles River Laboratories International, Inc.*	19,433,134
737,928	Thermo Fisher Scientific, Inc.*	40,017,835

		59,450,969

Media – 3.9%
201,812	Lamar Advertising Co.(a)	10,679,891
537,955	National CineMedia, Inc.	13,249,831
609,802	The McGraw-Hill Companies, Inc.	30,770,609
422,865	Viacom, Inc. Class B*	16,686,253

		71,386,584

Multiline Retail – 0.9%
239,247	J.C. Penney Co., Inc.	16,450,624

Oil, Gas & Consumable Fuels – 6.0%
406,170	Canadian Natural Resources Ltd.	27,745,473
450,661	Quicksilver Resources, Inc.*(a)	18,003,907
715,710	Suncor Energy, Inc.	63,977,317

		109,726,697

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals – 2.9%
308,500	Johnson & Johnson	$19,062,215
431,900	Merck & Co., Inc.	21,668,423
288,700	Wyeth	13,366,810

		54,097,448

Semiconductors & Semiconductor Equipment – 2.0%
1,082,648	Linear Technology Corp.(a)	36,799,206

Software – 6.2%
991,810	Activision, Inc.*	19,330,377
643,305	Electronic Arts, Inc.*	34,056,566
2,132,293	Microsoft Corp.	61,260,778

		114,647,721

Specialty Retail – 4.3%
340,800	Chico’s FAS, Inc.*	5,445,984
1,257,400	Lowe’s Companies, Inc.	39,054,844
692,400	The Home Depot, Inc.(a)	26,525,844
253,200	Williams-Sonoma, Inc.(a)	8,439,156

		79,465,828

Textiles, Apparel & Luxury Goods – 0.7%
296,100	Coach, Inc.*	13,185,333

Thrifts & Mortgage Finance – 3.2%
944,000	Freddie Mac(a)	58,159,840

Tobacco – 0.8%
221,841	Altria Group, Inc.	15,397,984

Trading Companies & Distributors – 0.9%
179,170	W.W. Grainger, Inc.	16,413,764

Wireless Telecommunication Services – 5.3%
1,207,400	American Tower Corp.*	47,837,188
318,665	Crown Castle International Corp.*	11,714,125
582,450	MetroPCS Communications, Inc.*	15,895,061
1,151,427	Sprint Nextel Corp.	21,784,999

		97,231,373

TOTAL COMMON STOCKS
(Cost $1,433,072,064)		$1,833,329,703

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.5%

Joint Repurchase Agreement Account II
$9,300,000	5.381%	09/04/07	$9,300,000
Maturity Value: $9,305,560
(Cost $9,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,442,372,064)			$1,842,629,703

	Interest
Shares	Rate	Value
Securities Lending Collateral – 6.7%

Boston Global Investment Trust – Enhanced Portfolio(c)
124,176,000	5.523%	$124,176,000
(Cost $124,176,000)

TOTAL INVESTMENTS – 106.6%
(Cost $1,566,548,064)		$1,966,805,703

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.6)%		(121,542,798)

NET ASSETS – 100.0%		$1,845,262,905

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 45.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 99.4%

Aerospace & Defense – 1.4%
57,440	United Technologies Corp.	$4,286,747

Beverages – 2.4%
107,790	PepsiCo., Inc.	7,332,954

Biotechnology – 5.2%
66,100	Amylin Pharmaceuticals, Inc.*	3,240,883
108,430	Celgene Corp.*	6,962,290
58,970	Genentech, Inc.*	4,411,546
40,990	Gilead Sciences, Inc.*	1,490,806

		16,105,525

Capital Markets – 4.7%
35,270	Legg Mason, Inc.	3,062,142
64,560	Morgan Stanley	4,026,607
365,070	The Charles Schwab Corp.	7,228,386

		14,317,135

Communications Equipment – 9.3%
319,810	Cisco Systems, Inc.*	10,208,335
202,040	QUALCOMM, Inc.	8,059,376
122,850	Research In Motion Ltd.*	10,492,618

		28,760,329

Computers & Peripherals – 1.8%
40,950	Apple, Inc.*	5,670,756

Consumer Finance – 2.4%
86,600	American Express Co.	5,076,492
105,050	Discover Financial Services*	2,430,857

		7,507,349

Diversified Financial Services – 1.3%
7,050	CME Group, Inc.	3,911,340

Energy Equipment & Services – 9.1%
151,210	Baker Hughes, Inc.	12,680,471
99,420	Schlumberger Ltd.	9,594,030
99,980	Weatherford International Ltd.*	5,836,832

		28,111,333

Food & Staples Retailing – 4.1%
38,700	Costco Wholesale Corp.	2,389,725
163,940	CVS Caremark Corp.	6,200,211
89,140	Wal-Mart Stores, Inc.	3,889,178

		12,479,114

Food Products – 1.9%
91,590	Kraft Foods, Inc.	2,936,376
52,257	Wm. Wrigley Jr. Co.(a)	3,043,970

		5,980,346

Health Care Equipment & Supplies – 4.1%
68,170	Baxter International, Inc.	3,732,989
201,400	St. Jude Medical, Inc.*	8,774,998

		12,507,987

Hotels, Restaurants & Leisure – 1.1%
122,860	Starbucks Corp.*	3,384,793

Household Durables – 2.6%
71,220	Fortune Brands, Inc.	5,917,670
76,530	Newell Rubbermaid, Inc.	1,973,709

		7,891,379

Household Products – 1.5%
72,780	Procter & Gamble Co.	4,753,262

Internet Software & Services – 6.2%
23,840	Google, Inc.*	12,283,560
305,310	Yahoo!, Inc.*	6,939,696

		19,223,256

IT Services – 2.6%
424,650	Western Union Co.	7,996,160

Life Sciences Tools & Services – 2.2%
126,970	Thermo Fisher Scientific, Inc.*	6,885,583

Media – 4.2%
32,860	Lamar Advertising Co.	1,738,951
144,468	The McGraw-Hill Companies, Inc.	7,289,855
101,787	Viacom, Inc. Class B*	4,016,515

		13,045,321

Multiline Retail – 1.1%
50,110	Target Corp.	3,303,752

Oil, Gas & Consumable Fuels – 3.9%
133,840	Suncor Energy, Inc.	11,963,958

Pharmaceuticals – 3.7%
37,880	Johnson & Johnson	2,340,605
134,300	Merck & Co., Inc.	6,737,831
52,750	Wyeth	2,442,325

		11,520,761

Semiconductors & Semiconductor Equipment – 1.7%
150,250	Linear Technology Corp.(a)	5,106,998

Software – 5.0%
120,110	Electronic Arts, Inc.*	6,358,623
311,130	Microsoft Corp.	8,938,765

		15,297,388

Specialty Retail – 5.3%
251,690	Lowe’s Companies, Inc.	7,817,492
153,140	The Home Depot, Inc.(a)	5,866,793
83,640	Williams-Sonoma, Inc.(a)	2,787,721

		16,472,006

Thrifts & Mortgage Finance – 3.6%
180,630	Freddie Mac	11,128,614

Tobacco – 1.5%
66,440	Altria Group, Inc.	4,611,600

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Wireless Telecommunication Services – 5.5%
138,410	American Tower Corp.*	$5,483,804
160,120	Crown Castle International Corp.*	5,886,011
291,970	Sprint Nextel Corp.	5,524,073

		16,893,888

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $249,942,962)		$306,449,634

	Interest
Shares	Rate	Value
Securities Lending Collateral – 4.7%

Boston Global Investment Trust – Enhanced Portfolio(b)
14,433,075	5.523%	$14,433,075
(Cost 14,433,075)

TOTAL INVESTMENTS – 104.1%
(Cost $264,376,037)		$320,882,709

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.1)%		(12,755,076)

NET ASSETS – 100.0%		$308,127,633

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 98.1%

Aerospace & Defense – 1.6%
62,330	United Technologies Corp.	$4,651,688

Beverages – 3.5%
144,930	PepsiCo., Inc.	9,859,588

Biotechnology – 6.0%
111,670	Amylin Pharmaceuticals, Inc.*(a)	5,475,180
93,950	Celgene Corp.*	6,032,529
73,570	Genentech, Inc.*	5,503,772

		17,011,481

Capital Markets – 4.3%
44,250	Morgan Stanley	2,759,872
476,630	The Charles Schwab Corp.	9,437,274

		12,197,146

Communications Equipment – 10.9%
290,020	Cisco Systems, Inc.*	9,257,438
247,500	QUALCOMM, Inc.	9,872,775
138,050	Research In Motion Ltd.*	11,790,851

		30,921,064

Consumer Finance – 2.0%
98,860	American Express Co.	5,795,173

Diversified Financial Services – 1.1%
5,740	CME Group, Inc.(a)	3,184,552

Energy Equipment & Services – 8.7%
121,410	Baker Hughes, Inc.	10,181,443
120,960	Schlumberger Ltd.	11,672,640
51,130	Weatherford International Ltd.*	2,984,969

		24,839,052

Food & Staples Retailing – 3.1%
231,320	CVS Caremark Corp.	8,748,522

Health Care Equipment & Supplies – 3.1%
203,970	St. Jude Medical, Inc.*	8,886,973

Hotels, Restaurants & Leisure – 2.0%
208,510	Starbucks Corp.*	5,744,451

Household Durables – 3.0%
103,129	Fortune Brands, Inc.	8,568,989

Internet Software & Services – 6.0%
22,580	Google, Inc.*	11,634,345
235,030	Yahoo!, Inc.*	5,342,232

		16,976,577

IT Services – 3.0%
453,700	Western Union Co.	8,543,171

Life Sciences Tools & Services – 3.9%
204,040	Thermo Fisher Scientific, Inc.*	11,065,089

Media – 5.0%
174,570	The McGraw-Hill Companies, Inc.	8,808,802
138,655	Viacom, Inc. Class B*	5,471,326

		14,280,128

Oil, Gas & Consumable Fuels – 4.3%
135,220	Suncor Energy, Inc.	12,087,316

Pharmaceuticals – 1.5%
83,050	Merck & Co., Inc.	4,166,619

Semiconductors & Semiconductor Equipment – 2.1%
173,892	Linear Technology Corp.(a)	5,910,589

Software – 6.1%
166,460	Electronic Arts, Inc.*	8,812,392
295,970	Microsoft Corp.	8,503,218

		17,315,610

Specialty Retail – 2.6%
240,600	Lowe’s Companies, Inc.	7,473,036

Textiles, Apparel & Luxury Goods – 1.5%
91,920	Coach, Inc.*	4,093,198

Thrifts & Mortgage Finance – 4.8%
223,360	Freddie Mac	13,761,210

Wireless Telecommunication Services – 8.0%
232,510	American Tower Corp.*	9,212,046
180,330	Crown Castle International Corp.*	6,628,931
360,760	Sprint Nextel Corp.	6,825,579

		22,666,556

TOTAL COMMON STOCKS
(Cost $239,110,597)		$278,747,778

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 1.8%

Joint Repurchase Agreement Account II
$5,200,000	5.381%	09/04/07	$5,200,000
Maturity Value: $5,203,109
(Cost $5,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $244,310,597)			$283,947,778

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Schedule of Investments (continued)
August 31, 2007

	Interest
Shares	Rate	Value
Securities Lending Collateral – 2.8%

Boston Global Investment Trust – Enhanced Portfolio(c)
8,040,000	5.523%	$8,040,000
(Cost $8,040,000)

TOTAL INVESTMENTS – 102.7%
(Cost $252,350,597)		$291,987,778

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%		(7,572,972)

NET ASSETS – 100.0%		$284,414,806

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 45.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 97.5%

Aerospace & Defense – 2.2%
423,641	Alliant Techsystems, Inc.*(a)	$44,613,634
1,550	Precision Castparts Corp.	201,980

		44,815,614

Air Freight & Logistics – 0.7%
286,900	C.H. Robinson Worldwide, Inc.	14,069,576

Auto Components – 2.5%
2,207,190	Gentex Corp.	44,232,087
117,310	WABCO Holdings, Inc.	5,309,451

		49,541,538

Beverages – 0.6%
270,000	Hansen Natural Corp.*	12,125,700

Biotechnology – 1.8%
730,071	Amylin Pharmaceuticals, Inc.*(a)	35,795,381
2,525	Celgene Corp.*	162,130

		35,957,511

Building Products – 1.0%
568,236	American Standard Companies, Inc.	20,928,132

Capital Markets – 3.4%
248,279	HFF, Inc.*	2,899,899
3,400	Lazard Ltd.	136,306
372,353	Legg Mason, Inc.	32,327,687
982,652	Raymond James Financial, Inc.	32,221,159

		67,585,051

Commercial Banks – 1.4%
752,060	Commerce Bancorp, Inc.(a)	27,623,164

Commercial Services & Supplies – 0.0%
4,825	Stericycle, Inc.*	240,768

Computers & Peripherals – 1.1%
784,707	Network Appliance, Inc.*	21,861,937

Construction & Engineering – 0.0%
1,225	Fluor Corp.	155,759

Consumer Finance – 1.7%
1,446,500	Discover Financial Services*	33,472,010

Diversified Consumer Services – 0.6%
214,216	Weight Watchers International, Inc.(a)	11,126,379

Diversified Financial Services – 1.0%
448,657	Moody’s Corp.	20,570,923
4,050	Nasdaq Stock Market, Inc.*(a)	132,273

		20,703,196

Diversified Telecommunication Services – 1.1%
728,023	NeuStar, Inc.*(a)	23,020,087

Electrical Equipment – 4.2%
166,286	First Solar, Inc.*	17,250,510
467,765	Rockwell Automation, Inc.	32,958,722
343,719	Roper Industries, Inc.	21,753,975
339,531	Suntech Power Holdings Co. Ltd. ADR*(a)	12,138,233

		84,101,440

Electronic Equipment & Instruments – 3.2%
1,348,466	Amphenol Corp.(a)	48,693,107
1,093,144	Cogent, Inc.*(a)	15,686,617

		64,379,724

Energy Equipment & Services – 8.7%
525,495	Cameron International Corp.*	42,969,726
220,937	Dresser-Rand Group, Inc.*(a)	8,145,947
658,361	Grant Prideco, Inc.*	36,407,363
1,575	National-Oilwell Varco, Inc.*	201,600
693,755	Smith International, Inc.(a)	46,488,523
3,700	Superior Energy Services, Inc.*	143,634
707,951	Weatherford International Ltd.*	41,330,180

		175,686,973

Health Care Equipment & Supplies – 4.0%
501,896	C.R. Bard, Inc.	41,853,108
883,981	St. Jude Medical, Inc.*	38,515,052

		80,368,160

Health Care Providers & Services – 1.1%
100	Express Scripts, Inc.*	5,475
2,850	Henry Schein, Inc.*	165,841
563,889	Psychiatric Solutions, Inc.*	20,784,949
3,250	VCA Antech, Inc.*	132,893

		21,089,158

Hotels, Restaurants & Leisure – 0.5%
2,500	Gaylord Entertainment Co.*	128,375
200	Hilton Hotels Corp.	9,190
3,450	International Game Technology	131,687
3,600	Orient-Express Hotels Ltd.	180,180
3,525	Panera Bread Co.*(a)	154,183
317,714	Pinnacle Entertainment, Inc.*	8,838,803

		9,442,418

Household Durables – 4.7%
606,491	Fortune Brands, Inc.	50,393,337
625	Harman International Industries, Inc.	70,869
1,720,645	Newell Rubbermaid, Inc.(a)	44,375,434

		94,839,640

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Insurance – 2.8%
418,180	Aon Corp.	$18,115,558
578,981	Principal Financial Group, Inc.	32,127,656
337,631	Security Capital Assurance Ltd.(a)	6,864,038

		57,107,252

Internet & Catalog Retail – 0.7%
822,890	Netflix, Inc.*(a)	14,417,033

Internet Software & Services – 1.3%
332,035	Bankrate, Inc.*(a)	12,992,530
629,756	The Knot, Inc.*(a)	13,193,388

		26,185,918

IT Services – 6.7%
224,213	Cognizant Technology Solutions Corp.*	16,481,898
1,060,179	Global Payments, Inc.	41,855,867
1,426,331	Iron Mountain, Inc.*	40,308,114
1,900,450	Western Union Co.	35,785,473

		134,431,352

Life Sciences Tools & Services – 5.6%
801,224	Charles River Laboratories International, Inc.*(a)	42,048,236
275,299	Covance, Inc.*	20,184,923
911,032	Thermo Fisher Scientific, Inc.*(a)	49,405,265

		111,638,424

Machinery – 1.7%
2,175	IDEX Corp.	83,672
422,527	Kennametal, Inc.	34,081,028
2,100	The Manitowoc Co., Inc.	166,929

		34,331,629

Media – 2.7%
3,538,980	Entravision Communications Corp.*(b)	31,886,210
138,794	Lamar Advertising Co.(a)	7,344,978
586,666	National CineMedia, Inc.	14,449,584

		53,680,772

Multiline Retail – 0.5%
157,883	J.C. Penney Co., Inc.	10,856,035

Oil, Gas & Consumable Fuels – 1.2%
4,400	Bill Barrett Corp.*	155,056
1,600	Newfield Exploration Co.*	69,584
581,333	Quicksilver Resources, Inc.*(a)	23,224,253
1,300	Ultra Petroleum Corp.*	69,420

		23,518,313

Personal Products – 1.1%
342,361	Chattem, Inc.*(a)	21,127,097

Real Estate Management & Development – 0.5%
331,831	CB Richard Ellis Group, Inc.*	9,795,651

Semiconductors & Semiconductor Equipment – 5.3%
955,939	FormFactor, Inc.*	43,361,393
594,840	Linear Technology Corp.(a)	20,218,612
2,400	NVIDIA Corp.*	122,784
1,175,722	Tessera Technologies, Inc.*	43,066,697

		106,769,486

Software – 6.6%
2,655,021	Activision, Inc.*	51,746,359
83,218	Citrix Systems, Inc.*	3,024,974
674,838	Electronic Arts, Inc.*(a)	35,725,924
359,851	NAVTEQ*	22,670,613
8,460	Quest Software, Inc.*	123,178
502,388	Salesforce.com, Inc.*(a)	20,311,547

		133,602,595

Specialty Retail – 5.2%
587,058	Advance Auto Parts, Inc.	20,875,782
5,100	Aeropostale, Inc.*	105,570
557,460	Chico’s FAS, Inc.*	8,908,211
2,500	Dick’s Sporting Goods, Inc.*	162,250
6,725	GameStop Corp.*	337,191
1,400	Tractor Supply Co.*	67,424
1,700,000	Urban Outfitters, Inc.*	38,930,000
1,037,311	Williams-Sonoma, Inc.(a)	34,573,576

		103,960,004

Textiles, Apparel & Luxury Goods – 2.1%
950,777	Coach, Inc.*	42,338,100

Trading Companies & Distributors – 2.2%
1,525	Fastenal Co.	69,555
482,902	W.W. Grainger, Inc.	44,238,652

		44,308,207

Wireless Telecommunication Services – 5.8%
603,609	American Tower Corp.*	23,914,989
614,652	Clearwire Corp.*(a)	13,153,553
949,838	Crown Castle International Corp.*	34,916,045
303,013	Leap Wireless International, Inc.*	21,968,442
853,393	MetroPCS Communications, Inc.*	23,289,095
2,200	NII Holdings, Inc.*	174,196

		117,416,320

TOTAL COMMON STOCKS
(Cost $1,633,786,623)		$1,958,618,123

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 1.0%

Joint Repurchase Agreement Account II
$20,600,000	5.381%	09/04/07	$20,600,000
Maturity Value: $20,612,317
(Cost $20,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,654,386,623)			$1,979,218,123

	Interest
Shares	Rate	Value
Securities Lending Collateral – 16.2%

Boston Global Investment Trust – Enhanced Portfolio(d)
325,594,375	5.523%	$325,594,375
(Cost $325,594,375)

TOTAL INVESTMENTS – 114.7%
(Cost $1,979,980,998)		$2,304,812,498

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.7)%		(294,854,468)

NET ASSETS – 100.0%		$2,009,958,030

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 45.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 96.1%

Aerospace & Defense – 2.5%
54,700	Aerovironment, Inc.*(a)	$1,080,872
16,600	Alliant Techsystems, Inc.*	1,748,146

		2,829,018

Auto Components – 1.6%
89,900	Gentex Corp.	1,801,596

Beverages – 0.9%
23,300	Hansen Natural Corp.*	1,046,403

Biotechnology – 4.3%
16,900	Affymax, Inc.*(a)	409,825
15,300	Alexion Pharmaceuticals, Inc.*	925,191
31,900	Amylin Pharmaceuticals, Inc.*	1,564,057
81,611	NeurogesX, Inc.*	580,254
25,700	Progenics Pharmaceuticals, Inc.*	592,899
51,200	Vanda Pharmaceuticals, Inc.*(a)	764,416

		4,836,642

Capital Markets – 5.0%
23,000	Eaton Vance Corp.	882,970
43,600	Evercore Partners, Inc.(a)	913,420
69,717	HFF, Inc.*	814,295
38,655	Raymond James Financial, Inc.	1,267,497
24,300	Stifel Financial Corp.*(a)	1,315,602
38,600	TradeStation Group, Inc.*	427,302

		5,621,086

Commercial Banks – 1.0%
30,680	Commerce Bancorp, Inc.	1,126,876

Commercial Services & Supplies – 2.6%
55,803	Healthcare Services Group, Inc.(a)	1,195,300
26,200	Ritchie Bros. Auctioneers, Inc.	1,692,782

		2,888,082

Consumer Finance – 1.5%
41,056	Advanta Corp. Class B	1,074,846
29,700	First Cash Financial Services, Inc.*	636,174

		1,711,020

Diversified Consumer Services – 2.0%
22,670	Bright Horizons Family Solutions, Inc.*	899,319
30,790	Coinstar, Inc.*	1,006,217
6,775	Weight Watchers International, Inc.	351,894

		2,257,430

Diversified Telecommunication Services – 0.9%
30,970	NeuStar, Inc.*	979,271

Electrical Equipment – 2.9%
8,100	First Solar, Inc.*	840,294
25,370	Roper Industries, Inc.	1,605,667
21,500	Suntech Power Holdings Co. Ltd. ADR*	768,625

		3,214,586

Electronic Equipment & Instruments – 4.7%
51,200	Amphenol Corp.	1,848,832
56,260	Cogent, Inc.*(a)	807,331
17,720	Dolby Laboratories, Inc.*	645,540
25,310	FLIR Systems, Inc.*	1,246,264
37,280	LoJack Corp.*	709,811

		5,257,778

Energy Equipment & Services – 5.5%
21,780	Cameron International Corp.*(a)	1,780,951
9,600	Dresser-Rand Group, Inc.*	353,952
35,440	Grant Prideco, Inc.*	1,959,832
31,690	W-H Energy Services, Inc.*	2,014,216

		6,108,951

Health Care Equipment & Supplies – 5.9%
19,600	ArthroCare Corp.*	1,097,992
13,300	Gen-Probe, Inc.*	851,466
31,300	Masimo Corp.*	657,300
62,554	Natus Medical, Inc.*	1,006,494
63,100	Northstar Neuroscience, Inc.*(a)	716,816
33,500	NuVasive, Inc.*(a)	1,068,650
129,090	OraSure Technologies, Inc.*	1,187,628

		6,586,346

Health Care Providers & Services – 2.5%
55,880	Psychiatric Solutions, Inc.*	2,059,737
18,500	VCA Antech, Inc.*	756,465

		2,816,202

Hotels, Restaurants & Leisure – 2.5%
12,340	Life Time Fitness, Inc.*(a)	685,734
22,180	P.F. Chang’s China Bistro, Inc.*	748,131
13,690	Panera Bread Co.*(a)	598,801
58,842	Texas Roadhouse, Inc.*	753,766

		2,786,432

Household Products – 0.6%
55,200	Central Garden & Pet Co.*	695,520

Insurance — 1.4%
39,000	eHealth, Inc.*	781,950
37,400	Security Capital Assurance Ltd.(a)	760,342

		1,542,292

Internet & Catalog Retail – 0.5%
6,780	Blue Nile, Inc.*(a)	572,368

Internet Software & Services – 2.9%
4,200	Baidu.com, Inc. ADR*	874,440
16,300	Bankrate, Inc.*(a)	637,819
16,180	comScore, Inc.*	346,576

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Internet Software & Services – (continued)
36,800	Switch and Data Facilities Co.*	$635,904
33,800	The Knot, Inc.*	708,110

		3,202,849

IT Services – 2.4%
33,600	Global Payments, Inc.	1,326,528
49,445	Iron Mountain, Inc.*	1,397,316

		2,723,844

Life Sciences Tools & Services – 2.8%
38,760	Charles River Laboratories International, Inc.*	2,034,125
15,450	Covance, Inc.*	1,132,794

		3,166,919

Machinery – 2.9%
22,500	IDEX Corp.	865,575
16,400	Kennametal, Inc.	1,322,824
81,010	TurboChef Technologies, Inc.*(a)	1,036,928

		3,225,327

Media – 4.0%
186,770	Entravision Communications Corp.*	1,682,798
16,700	Focus Media Holding Ltd. ADR*(a)	672,509
10,300	Lamar Advertising Co.	545,076
32,400	LodgeNet Entertainment Corp.*(a)	848,880
30,800	National CineMedia, Inc.	758,604

		4,507,867

Oil, Gas & Consumable Fuels – 5.5%
14,132	Atlas America, Inc.	718,895
34,900	Delta Petroleum Corp.*(a)	516,869
59,640	OPTI Canada, Inc.*	1,101,307
36,500	Quicksilver Resources, Inc.*	1,458,175
87,928	Rex Energy Corp.*	757,060
306,500	UTS Energy Corp.*	1,625,378

		6,177,684

Personal Products – 2.1%
24,010	Chattem, Inc.*	1,481,657
86,300	Physicians Formula Holdings, Inc.*	869,904

		2,351,561

Pharmaceuticals – 0.6%
49,132	Cadence Pharmaceuticals, Inc.*	705,535

Semiconductors & Semiconductor Equipment – 6.1%
31,360	Cavium Networks, Inc.*(a)	879,334
85,430	Eagle Test Systems, Inc.*	1,025,160
49,750	FormFactor, Inc.*	2,256,660
40,950	PMC-Sierra, Inc.*(a)	314,496
64,690	Tessera Technologies, Inc.*	2,369,595

		6,845,245

Software – 4.5%
126,220	Activision, Inc.*	2,460,028
24,170	NAVTEQ*	1,522,710
24,900	Salesforce.com, Inc.*	1,006,707

		4,989,445

Specialty Retail – 7.4%
20,000	Advance Auto Parts, Inc.	711,200
41,110	Chico’s FAS, Inc.*	656,938
53,700	CSK Auto Corp.*	709,914
37,800	GameStop Corp.*	1,895,292
24,190	Tractor Supply Co.*(a)	1,164,990
69,530	Urban Outfitters, Inc.*	1,592,237
46,510	Williams-Sonoma, Inc.(a)	1,550,178

		8,280,749

Trading Companies & Distributors – 1.7%
20,870	W.W. Grainger, Inc.	1,911,901

Transportation Infrastructure – 0.4%
34,300	CAI International, Inc.*	427,035

Wireless Telecommunication Services – 4.0%
39,600	Clearwire Corp.*(a)	847,440
15,540	Crown Castle International Corp.*	571,250
17,600	Leap Wireless International, Inc.*	1,276,000
20,700	MetroPCS Communications, Inc.*	564,903
38,450	SBA Communications Corp.*	1,252,317

		4,511,910

TOTAL COMMON STOCKS
(Cost $96,155,355)		$107,705,770

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 3.8%

Joint Repurchase Agreement Account II
$4,300,000	5.381%	09/04/07	$4,300,000
Maturity Value: $4,302,571
(Cost $4,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $100,455,355)			$112,005,770

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Schedule of Investments (continued)
August 31, 2007

	Interest
Shares	Rate	Value
Securities Lending Collateral – 14.7%

Boston Global Investment Trust – Enhanced Portfolio(c)
16,522,825	5.523%	$16,522,825
(Cost $16,522,825)

TOTAL INVESTMENTS – 114.6%
(Cost $116,978,180)		$128,528,595

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.6)%		(16,390,549)

NET ASSETS – 100.0%		$112,138,046

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 45.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviation:
ADR	—	American Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2007, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Capital Growth	$9,300,000

Concentrated Growth	5,200,000

Growth Opportunities	20,600,000

Small/Mid Cap Growth	4,300,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,100,000,000	5.35%	09/04/07	$3,101,842,778

Barclays Capital PLC	4,300,000,000	5.40	09/04/07	4,302,580,000

Citigroup Global Markets, Inc.	3,000,000,000	5.40	09/04/07	3,001,800,000

Credit Suisse Securities (USA) LLC	500,000,000	5.35	09/04/07	500,297,222

Deutsche Bank Securities, Inc.	4,700,000,000	5.40	09/04/07	4,702,820,000

Greenwich Capital Markets	750,000,000	5.35	09/04/07	750,445,833

UBS Securities LLC	1,960,600,000	5.33	09/04/07	1,961,761,111

Wachovia Bank	250,000,000	5.38	09/04/07	250,149,444

TOTAL				$18,571,696,388

At August 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 5.375%, due 07/18/11; Federal Home Loan Mortgage Association, 3.500% to 12.500%, due 11/01/07 to 05/01/47; Federal National Mortgage Association, 3.500% to 10.500%, due 10/01/07 to 09/01/47 and Government National Mortgage Association, 5.000% to 9.000%, due 10/15/09 to 08/15/37. The aggregate market value of the collateral, including accrued interest, was $18,974,313,689.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 2007

Capital
Growth Fund

Assets:

Investments in securities, at value (identified cost $1,442,372,064, $249,942,962, $244,310,597, $1,625,483,535 and $100,455,355, respectively)(a)	$1,842,629,703
Investment in securities of affiliated issuers, at value (identified cost $28,903,088)	—
Securities lending collateral, at value which equals cost	124,176,000
Cash	73,537
Receivables:
Investment securities sold	7,847,938
Fund shares sold	3,045,810
Dividend and interest, at value	2,066,614
Reimbursement from adviser	45,712
Foreign tax reclaims, at value	—
Securities lending income	22,363
Other assets	8,438

Total assets	1,979,916,115

Liabilities:

Due to Custodian	—
Payables:
Payable upon return of securities loaned	124,176,000
Investment securities purchased	5,887,692
Fund shares repurchased	2,050,682
Amounts owed to affiliates	2,157,433
Accrued expenses	381,403

Total liabilities	134,653,210

Net Assets:

Paid-in capital	1,499,331,162
Accumulated undistributed net investment income	102,369
Accumulated net realized gain (loss) on investment transactions	(54,428,265)
Net unrealized gain on investments	400,257,639

NET ASSETS	$1,845,262,905

Net Assets:
Class A	$1,365,142,867
Class B	90,306,630
Class C	75,933,081
Institutional	303,282,770
Service	10,597,557

Shares Outstanding:
Class A	57,525,353
Class B	4,156,551
Class C	3,499,825
Institutional	12,359,947
Service	452,335

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	77,994,011

Net asset value, offering and redemption price per share:(b)
Class A	$23.73
Class B	21.73
Class C	21.70
Institutional	24.54
Service	23.43

(a)	Includes loaned securities having a market value of $122,890,723, $14,289,795, $7,873,550, $319,925,064 and $15,820,762 for the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities, and Small/ Mid Cap Growth Funds, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/ Mid Cap Growth Funds is $25.11, $11.10, $15.88, $26.67 and $14.26, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid Cap
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund

$306,449,634	$283,947,778	$1,947,331,913	$112,005,770

—	—	31,886,210	—
14,433,075	8,040,000	325,594,375	16,522,825
45,524	98,769	—	—
2,317,401	—	50,916,640	889,300
917,050	618,730	3,351,901	231,983
276,901	226,545	1,244,983	31,981
26,287	18,129	—	36,796
—	—	543	—
2,516	1,579	119,893	15,628
1,568	1,026	1,287	431

324,469,956	292,952,556	2,360,447,745	129,734,714

—	—	833,604	719,215

14,433,075	8,040,000	325,594,375	16,522,825
894,364	—	17,453,309	73,003
528,534	8,577	3,987,071	63,791
330,042	276,167	2,255,305	112,522
156,308	213,006	366,051	105,312

16,342,323	8,537,750	350,489,715	17,596,668

292,731,356	231,645,869	1,514,779,947	96,120,629
24,171	2,184	306	—
(41,134,566)	13,129,572	170,346,277	4,467,002
56,506,672	39,637,181	324,831,500	11,550,415

$308,127,633	$284,414,806	$2,009,958,030	$112,138,046

$138,613,263	$92,015,022	$954,088,606	$26,423,353
6,574,313	997,174	64,010,600	2,477,017
10,878,342	797,288	126,425,365	6,471,777
152,058,595	190,602,898	853,835,969	76,637,015
3,120	2,424	11,597,490	128,884

13,218,611	6,131,288	37,864,219	1,960,651
666,757	69,093	2,698,567	187,379
1,101,586	55,347	5,369,283	489,761
14,095,905	12,478,974	32,700,207	5,655,243
297	162	464,775	9,620

29,083,156	18,734,864	79,097,051	8,302,654

$10.49	$15.01	$25.20	$13.48
9.86	14.43	23.72	13.22
9.88	14.41	23.55	13.21
10.79	15.27	26.11	13.55
10.52	14.98	24.95	13.40

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Operations
For the Year Ended August 31, 2007

Capital Growth
Fund

Investment income:

Dividends(a)	$18,065,274
Interest (including securities lending income of $159,574, $8,382, $7,606, $797,104 and $192,909, respectively)	1,078,039

Total investment income	19,143,313

Expenses:

Management fees	17,354,005
Distribution and Service fees(b)	4,934,035
Transfer Agent fees(b)	2,992,440
Custody and accounting fees	125,869
Shareholder meeting proxy expense	112,885
Registration fees	92,541
Professional fees	52,387
Printing fees	52,136
Service share fees — Service Plan	25,313
Service share fees — Shareholder Administration Plan	25,313
Trustee fees	15,200
Other	237,935

Total expenses	26,020,059

Less — expense reductions	(607,531)

Net expenses	25,412,528

NET INVESTMENT LOSS	(6,269,215)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions — unaffiliated issuers (including commissions recaptured of $162,453, $41,693, $0, $210,855 and $0, respectively)	189,436,928
Net realized loss from investment transactions — affiliated issuers	—
Net change in unrealized gain on investments	68,145,993

Net realized and unrealized gain on investment transactions	257,582,921

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$251,313,706

(a)	Foreign taxes withheld on dividends were $63,561, $7,000, $5,700, $4 and $3,180, for Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/ Mid Cap Growth Funds, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth	$3,389,979	$839,812	$704,244	$2,576,384	$159,564	$133,806	$118,636	$4,050
Strategic Growth	337,460	70,833	104,409	256,470	13,458	19,838	66,939	1
Concentrated Growth	198,933	5,764	6,767	151,189	1,095	1,286	58,838	—
Growth Opportunities	2,333,500	664,831	1,197,294	1,773,460	126,318	227,486	327,404	4,341
Small/Mid Cap Growth	150,457	20,182	60,146	114,348	3,834	11,428	10,101	64
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid Cap
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund

$3,209,787	$2,133,351	$9,683,604	$280,418

80,167	312,255	1,444,056	305,887

3,289,954	2,445,606	11,127,660	586,305

3,198,611	2,279,232	19,478,566	936,286
512,702	211,464	4,195,625	230,785
356,706	212,408	2,459,009	139,775
51,451	49,001	150,044	49,821
18,367	13,226	105,650	13,960
52,231	65,908	112,975	48,200
58,480	60,624	58,735	51,393
24,025	23,912	46,147	16,254
13	5	27,128	398
13	5	27,128	398
15,200	15,200	15,200	15,200
3,000	2,811	245,622	872

4,290,799	2,933,796	26,921,829	1,503,342

(204,296)	(128,209)	(94,873)	(130,429)

4,086,503	2,805,587	26,826,956	1,372,913

(796,549)	(359,981)	(15,699,296)	(786,608)

35,537,737	15,834,682	236,020,289	7,564,226
—	—	(415,336)	—
14,411,940	23,845,676	247,446,131	16,372,803

49,949,677	39,680,358	483,051,084	23,937,029

$49,153,128	$39,320,377	$467,351,788	$23,150,421

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Changes in Net Assets

	Capital Growth Fund		Strategic Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006

From operations:

Net investment loss	$(6,269,215)	$(8,053,405)	$(796,549)	$(1,182,045)
Net realized gain (loss) from investment transactions	189,436,928	120,202,002	35,537,737	11,514,871
Net change in unrealized gain (loss) on investments	68,145,993	(58,053,651)	14,411,940	(389,495)

Net increase (decrease) in net assets from operations	251,313,706	54,094,946	49,153,128	9,943,331

Distributions to shareholders:

From net investment income
Class A Shares	—	(887,551)	—	—
Institutional Shares	—	(1,237,696)	—	(157,294)
Service Shares	—	(14,681)	—	—
From net realized gains
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—

Total distributions to shareholders	—	(2,139,928)	—	(157,294)

From share transactions:

Proceeds from sales of shares	230,058,806	260,223,152	66,206,738	130,416,971
Proceeds received in connection with merger	68,808,967	—	—	—
Reinvestment of dividends and distributions	—	1,710,342	—	124,896
Cost of shares repurchased	(442,019,105)	(476,035,070)	(136,222,924)	(153,061,379)

Net increase (decrease) in net assets resulting from share transactions	(143,151,332)	(214,101,576)	(70,016,186)	(22,519,512)

TOTAL INCREASE (DECREASE)	108,162,374	(162,146,558)	(20,863,058)	(12,733,475)

Net assets:

Beginning of year	1,737,100,531	1,899,247,089	328,990,691	341,724,166

End of year	$1,845,262,905	$1,737,100,531	$308,127,633	$328,990,691

Accumulated undistributed net investment income	$102,369	$1,637,581	$24,171	$307,889

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Concentrated Growth Fund		Growth Opportunities Fund		Small/Mid Cap Growth Fund

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006

$(359,981)	$(429,262)	$(15,699,296)	$(16,868,962)	$(786,608)	$(398,344)
15,834,682	6,875,210	235,604,953	138,401,431	7,564,226	(2,208,449)
23,845,676	61,305	247,446,131	(166,709,431)	16,372,803	(5,026,019)

39,320,377	6,507,253	467,351,788	(45,176,962)	23,150,421	(7,632,812)

—	—	—	—	—	(268)
—	(287,210)	—	—	—	(658)
—	—	—	—	—	—

(2,448,956)	(1,497,742)	(47,042,599)	(49,275,016)	—	(26,512)
(17,173)	(3,717)	(3,676,650)	(4,687,606)	—	(1,714)
(23,504)	(10,126)	(6,253,316)	(6,284,766)	—	(1,179)
(4,595,818)	(2,216,330)	(39,775,669)	(43,875,973)	—	(59,790)
(75)	(48)	(549,610)	(472,600)	—	(109)

(7,085,526)	(4,015,173)	(97,297,844)	(104,595,961)	—	(90,230)

92,555,118	77,832,567	476,791,417	914,376,026	115,178,045	112,002,093
—	—	15,690,962	—	—	—
6,761,049	3,733,414	84,975,070	91,602,839	—	87,553
(36,143,968)	(43,505,163)	(810,437,669)	(871,320,874)	(107,327,188)	(29,311,570)

63,172,199	38,060,818	(232,980,220)	134,657,991	7,850,857	82,778,076

95,407,050	40,552,898	137,073,724	(15,114,932)	31,001,278	75,055,034

189,007,756	148,454,858	1,872,884,306	1,887,999,238	81,136,768	6,081,734

$284,414,806	$189,007,756	$2,009,958,030	$1,872,884,306	$112,138,046	$81,136,768

$2,184	$5,106	$306	$6,807,697	$—	$165,796

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements
August 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small/Mid Cap Growth Fund (collectively, the “Funds” or individually a “Fund”). Each Fund (except the Concentrated Growth Fund) is a diversified portfolio. Concentrated Growth is a non-diversified portfolio. Each Fund offers five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Funds receives such sales charges of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine the current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is each Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

GOLDMAN SACHS GROWTH EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds credit exposure is to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
G. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
3. AGREEMENTS (continued)
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the year ended August 31, 2007, GSAM received a Management Fee on a contractual basis at the following rates:

	Contractual Management Rate

	Up to	Next	Over	Effective
Fund	$1 Billion	$1 Billion	$2 Billion	Rate

Capital Growth	1.00%	0.90%	0.80%	0.96%

Strategic Growth and Concentrated Growth	1.00	0.90	0.86	1.00

Growth Opportunities and Small/Mid Cap Growth	1.00	1.00	0.90	1.00

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Capital Growth	$151,300	$1,500	$3,100

Strategic Growth	16,800	—	500

Concentrated Growth	2,000	—	—

Growth Opportunities	127,700	200	2,600

Small/Mid Cap Growth	22,000	—	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25%, of the average daily net assets of the Service Shares

GOLDMAN SACHS GROWTH EQUITY FUNDS

3. AGREEMENTS (continued)
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management Fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.044%, 0.114% and 0.064%, respectively.
     For the year ended August 31, 2007, GSAM has voluntarily agreed to reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits
				Total
	Other Expense	Custody	Transfer	Expense
Fund	Reimbursement	Fee	Agent Fee	Reductions

Capital Growth	$503	$7	$98	$608

Strategic Growth	191	3	10	204

Concentrated Growth	117	6	5	128

Growth Opportunities	—	21	74	95

Small/Mid Cap Growth	122	3	5	130

     As of August 31, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Capital Growth	$1,476	$427	$254	$2,157

Strategic Growth	257	43	30	330

Concentrated Growth	235	20	21	276

Growth Opportunities	1,683	360	212	2,255

Small/Mid Cap Growth	92	13	8	113

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2007, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$726,887,222	$955,631,207

Strategic Growth	157,322,412	226,641,620

Concentrated Growth	166,472,827	112,541,110

Growth Opportunities	1,301,731,618	1,694,432,445

Small/Mid Cap Growth	64,717,021	61,981,077

     For the year ended August 31, 2007, Goldman Sachs earned approximately $18,700, $14,500, $15,600, $38,100 and $500 of brokerage commissions from portfolio transactions, executed on behalf of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities, and Small/Mid Cap Growth Funds, respectively.
     An investment by the Fund of at least 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust.
     The following table provides information about the investments by the Growth Opportunities Fund in shares of an issuer of which the Trust is an affiliate for the year ended August 31, 2007.

Number of
	Number of Shares	Shares	Shares	Shares Held
	Held Beginning	Bought	Sold	End of Year	Value at End	Dividend
Name of Affiliated Issuer	of Year (in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	of Year	Income

Entravision Communications Corp.	3,744	—	205	3,539	$31,886,210	$—

5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS GROWTH EQUITY FUNDS

5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the year ended August 31, 2007:

		Earnings Received
	Earnings of BGA	by the Funds	Amount Payable to
	Relating to	From Lending	Goldman Sachs
	Securities Loaned	to Goldman Sachs	Upon Return of
	for the year ended	for the year ended	Securities Loaned as
Fund	August 31, 2007	August 31, 2007	of August 31, 2007

Capital Growth	$19,451	$14,806	$22,557,500

Strategic Growth	1,001	2,072	7,637,875

Concentrated Growth	904	—	—

Growth Opportunities	100,684	80,311	73,399,125

Small/Mid Cap Growth	24,311	19,820	4,014,625

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2007, the Funds did not have any borrowings under the facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Distributions paid from:
Ordinary income	$ —	$ —	$ 90,707	$ 8,682,115	$ —
Net long-term capital gains	—	—	6,994,819	88,615,729	—

Total taxable distributions	$ —	$ —	$7,085,526	$97,297,844	$ —

The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Distributions paid from:
Ordinary income	$2,139,928	$157,294	$1,917,361	$ —	$90,230
Net long-term capital gains	—	—	2,097,812	104,595,961	—

Total taxable distributions	$2,139,928	$157,294	$4,015,173	$104,595,961	$90,230

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
7. TAX INFORMATION (continued)
As of August 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Undistributed ordinary income — net	$—	$—	$4,447,782	$61,270,872	$1,075,597
Undistributed long-term capital gains	—	—	9,398,619	117,725,042	3,757,606

Total undistributed earnings	$—	$—	$13,846,401	$178,995,914	$4,833,203
Capital loss carryforward:[1] Expiring 2008	(2,855,572)	—	—	—	—
Expiring 2010	—	(7,128,060)	—	—	—
Expiring 2011	(38,678,807)	(14,179,519)	—	—	—
Expiring 2012	—	(13,060,848)	—	—	—
Expiring 2013	—	(2,826,194)	—	—	—

Total capital loss carryforward[2]	$(41,534,379)	$(37,194,621)	$—	$—	$—
Timing Differences (post October losses)	(364)	(210)	(107)	—	—
Unrealized gains — net	387,466,486	52,591,108	38,922,643	316,182,169	11,184,214

Total accumulated earnings — net	$345,931,743	$15,396,277	$52,768,937	$495,178,083	$16,017,417

[1]	Expiration occurs on August 31 of the year indicated. Due to Fund mergers, utilization of these losses may be substantially limited under the Code.
[2]	The Capital Growth and Strategic Growth Funds utilized approximately $184,450,000 and $34,604,000, respectively, of capital losses in the current fiscal year.
     At August 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Tax Cost	$1,579,339,217	$268,291,601	$253,065,135	$1,988,630,329	$117,344,381

Gross unrealized gain	420,427,137	60,345,687	42,267,083	356,216,812	15,847,369
Gross unrealized loss	(32,960,651)	(7,754,579)	(3,344,440)	(40,034,643)	(4,663,155)

Net unrealized security gain	$387,466,486	$52,591,108	$38,922,643	$316,182,169	$11,184,214

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from underlying fund investments.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of net operating losses and redemptions utilized as distributions.

		Accumulated	Accumulated
		Undistributed	Net Realized
		Net	Gain (Loss)
		Investment	on Investment
Fund	Paid-in capital	Income	Transactions

Capital Growth	$(1,114,752)	$4,734,003	$(3,619,251)

Strategic Growth	(524,649)	512,831	11,818

Concentrated Growth	2,948	357,059	(360,007)

Growth Opportunities	12,642,469	8,891,905	(21,534,374)

Small/Mid Cap Growth	165,796	620,812	(786,608)

GOLDMAN SACHS GROWTH EQUITY FUNDS

8. OTHER MATTERS
A. Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Large Cap Growth and AXA Enterprise Multi-Manager Mid Cap Growth Funds by the Capital Growth and Growth Opportunities Funds, respectively. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Large Cap Growth Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Capital Growth Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	Issued	Exchanged Shares	as of June 22, 2007

Capital Growth Class A/AXA Enterprise Large Cap Growth Class A	1,068,261	$25,691,759	2,124,720

Capital Growth Class B/AXA Enterprise Large Cap Growth Class B	1,387,652	30,597,805	2,591,315

Capital Growth Class C/AXA Enterprise Large Cap Growth Class C	495,843	10,918,460	925,309

Capital Growth Institutional Class/AXA Enterprise Large Cap Growth Class Y	64,424	1,600,943	131,100

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	immediately	Fund’s	Fund’s
	before	before	after	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation	Carryforward*

Capital Growth/AXA Enterprise Large Cap Growth	$1,837,121,169	$68,808,967	$1,905,930,136	$6,009,246	$(112,365,169)

*	Utilization of the Acquired Fund’s capital loss carryforward may be substantially limited under the Code.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
8. OTHER MATTERS (continued)
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Mid Cap Growth Fund (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Growth Opportunities Fund (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	Issued	Exchanged Shares	as of June 22, 2007

Growth Opportunities Class A/
AXA Enterprise Multi-Manager Mid Cap Growth Class A/	118,499	$2,960,170	270,781
AXA Enterprise Multi-Manager Mid Cap Growth Class P	175,396	4,381,395	398,928

Growth Opportunities Class B/
AXA Enterprise Multi-Manager Mid Cap Growth Class B	37,083	873,299	83,469

Growth Opportunities Class C/
AXA Enterprise Multi-Manager Mid Cap Growth Class C	27,859	651,351	62,304

Growth Opportunities Institutional Class/
AXA Enterprise Multi-Manager Mid Cap Growth Class Y	263,809	6,824,747	611,701

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation

Growth Opportunities/ AXA Enterprise Multi-Manager Mid Cap Growth	$2,024,026,102	$15,690,962	$2,039,717,064	$2,946,710

GOLDMAN SACHS GROWTH EQUITY FUNDS

8. OTHER MATTERS (continued)
B. New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidelines allows implementing FIN 48 in Fund net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their February 29, 2008 semiannual reports. The adviser does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, as analysis is on-going, the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential affect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Capital Growth Fund

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,794,490	$153,515,538	8,782,498	$181,312,854
Shares issued in connection with merger	1,068,261	25,691,759	—	—
Reinvestment of dividends and distributions	—	—	40,543	842,078
Shares converted from Class B(a)	516,254	11,470,158	768,782	15,761,462
Shares repurchased	(13,397,103)	(303,513,136)	(15,561,726)	(320,944,763)

	(5,018,098)	(112,835,681)	(5,969,903)	(123,028,369)

Class B Shares
Shares sold	105,436	2,206,935	167,851	3,214,704
Shares issued in connection with merger	1,387,652	30,597,805	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares converted to Class A(a)	(561,275)	(11,470,158)	(830,768)	(15,761,462)
Shares repurchased	(1,826,707)	(37,855,312)	(2,906,385)	(55,453,870)

	(894,894)	(16,520,730)	(3,569,302)	(68,000,628)

Class C Shares
Shares sold	790,779	16,511,660	629,512	12,046,930
Shares issued in connection with merger	495,843	10,918,460	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(1,394,927)	(29,044,627)	(1,383,934)	(26,407,224)

	(108,305)	(1,614,507)	(754,422)	(14,360,294)

Institutional Shares
Shares sold	2,362,976	55,434,061	2,854,549	60,699,399
Shares issued in connection with merger	64,424	1,600,943	—	—
Reinvestment of dividends and distributions	—	—	40,111	855,575
Shares repurchased	(2,888,288)	(68,116,465)	(3,313,270)	(70,473,332)

	(460,888)	(11,081,461)	(418,610)	(8,918,358)

Service Shares
Shares sold	105,824	2,390,612	144,552	2,949,265
Reinvestment of dividends and distributions	—	—	618	12,689
Shares repurchased	(160,313)	(3,489,565)	(134,768)	(2,755,881)

	(54,489)	(1,098,953)	10,402	206,073

NET INCREASE (DECREASE)	(6,536,674)	$(143,151,332)	(10,701,835)	$(214,101,576)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic Growth Fund				Concentrated Growth Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
August 31, 2007		August 31, 2006		August 31, 2007		August 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,576,050	$25,543,199	4,573,721	$41,414,126	1,817,293	$25,581,252	1,886,676	$24,787,642
—	—	—	—	—	—	—	—
—	—	—	—	162,191	2,222,019	106,245	1,389,688
17,396	166,869	18,306	161,150	121	1,657	1,459	19,681
(3,476,344)	(34,433,973)	(9,275,092)	(82,162,940)	(1,267,772)	(17,722,805)	(1,471,765)	(19,095,869)

(882,898)	(8,723,905)	(4,683,065)	(40,587,664)	711,833	10,082,123	522,615	7,101,142

91,309	876,811	68,096	587,014	42,057	585,577	28,861	372,198
—	—	—	—	—	—	—	—
—	—	—	—	317	4,203	204	2,603
(18,410)	(166,869)	(19,230)	(161,150)	(125)	(1,657)	(1,499)	(19,681)
(296,794)	(2,776,598)	(379,085)	(3,253,514)	(3,298)	(46,144)	(6,610)	(81,402)

(223,895)	(2,066,656)	(330,219)	(2,827,650)	38,951	541,979	20,956	273,718

194,037	1,842,182	323,341	2,774,266	25,583	346,261	10,502	135,586
—	—	—	—	—	—	—	—
—	—	—	—	1,455	19,236	731	9,301
(299,963)	(2,786,068)	(478,077)	(4,102,886)	(12,034)	(163,136)	(3,151)	(39,875)

(105,926)	(943,886)	(154,736)	(1,328,620)	15,004	202,361	8,082	105,012

3,735,600	37,943,959	9,263,230	85,639,740	4,466,062	66,041,953	3,978,895	52,537,066
—	—	—	—	—	—	—	—
—	—	13,430	124,896	324,857	4,515,517	176,516	2,331,774
(9,496,220)	(96,215,370)	(6,826,767)	(63,290,522)	(1,265,934)	(18,211,808)	(1,840,865)	(24,287,940)

(5,760,620)	(58,271,411)	2,449,893	22,474,114	3,524,985	52,345,662	2,314,546	30,580,900

62	587	203	1,825	5	75	6	75
—	—	—	—	6	74	3	48
(1,116)	(10,915)	(28,604)	(251,517)	(5)	(75)	(6)	(77)

(1,054)	(10,328)	(28,401)	(249,692)	6	74	3	46

(6,974,393)	$(70,016,186)	(2,746,528)	$(22,519,512)	4,290,779	$63,172,199	2,866,202	$38,060,818

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Growth Opportunities Fund

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,441,022	$219,796,086	15,125,829	$333,944,344
Shares issued in connection with merger	293,895	7,341,565	—	—
Reinvestment of dividends and distributions	1,972,117	43,919,036	2,114,582	45,971,012
Shares converted from Class B(a)	53,656	1,219,031	93,592	2,053,034
Shares repurchased	(17,526,632)	(401,851,380)	(15,859,486)	(343,809,620)

	(5,765,942)	(129,575,662)	1,474,517	38,158,770

Class B Shares
Shares sold	106,614	2,359,890	279,880	5,900,487
Shares issued in connection with merger	37,083	873,299	—	—
Reinvestment of dividends and distributions	149,398	3,149,317	191,739	3,986,244
Shares converted to Class A(a)	(56,707)	(1,219,031)	(98,022)	(2,053,034)
Shares repurchased	(1,035,268)	(22,434,375)	(1,155,490)	(23,996,933)

	(798,880)	(17,270,900)	(781,893)	(16,163,236)

Class C Shares
Shares sold	1,456,733	31,822,229	1,709,260	35,722,641
Shares issued in connection with merger	27,859	651,351	—	—
Reinvestment of dividends and distributions	204,661	4,281,506	215,290	4,443,583
Shares repurchased	(2,087,481)	(45,183,733)	(1,462,288)	(30,191,538)

	(398,228)	(8,428,647)	462,262	9,974,686

Institutional Shares
Shares sold	8,970,331	216,513,010	23,416,761	532,255,006
Shares issued in connection with merger	263,809	6,824,747	—	—
Reinvestment of dividends and distributions	1,456,560	33,515,434	1,658,823	37,041,517
Shares repurchased	(13,945,014)	(333,071,498)	(21,613,257)	(470,082,417)

	(3,254,314)	(76,218,307)	3,462,327	99,214,106

Service Shares
Shares sold	272,750	6,300,202	299,768	6,553,548
Reinvestment of dividends and distributions	4,976	109,777	7,443	160,483
Shares repurchased	(344,165)	(7,896,683)	(149,797)	(3,240,366)

	(66,439)	(1,486,704)	157,414	3,473,665

NET INCREASE (DECREASE)	(10,283,803)	$(232,980,220)	4,774,627	$134,657,991

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Small/Mid Cap Growth Fund

For the Year Ended		For the Year Ended
August 31, 2007		August 31, 2006

Shares	Dollars	Shares	Dollars

2,519,342	$30,672,431	8,960,740	$101,662,661
—	—	—	—
—	—	2,338	24,693
6,895	89,226	271	3,142
(7,488,130)	(93,892,766)	(2,095,481)	(22,619,283)

(4,961,893)	(63,131,109)	6,867,868	79,071,213

61,160	756,503	169,026	1,885,817
—	—	—	—
—	—	163	1,714
(7,011)	(89,226)	(273)	(3,142)
(18,580)	(227,245)	(23,730)	(245,115)

35,569	440,032	145,186	1,639,274

150,788	1,879,903	615,616	6,901,956
—	—	—	—
—	—	56	588
(237,653)	(2,823,118)	(40,894)	(422,027)

(86,865)	(943,215)	574,778	6,480,517

6,291,932	81,783,306	127,066	1,392,282
—	—	—	—
—	—	5,730	60,449
(766,955)	(10,231,504)	(524,246)	(6,018,290)

5,524,977	71,551,802	(391,450)	(4,565,559)

7,114	85,902	14,426	159,377
—	—	10	109
(12,266)	(152,555)	(664)	(6,855)

(5,152)	(66,653)	13,772	152,631

506,636	$7,850,857	7,210,154	$82,778,076

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
							Distributions
	Net asset						to shareholders
	value,	Net		Net realized		Total from	from net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of year	income (loss)(a)		gain		operations	income

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$20.62	$(0.08)		$3.19		$3.11	$—
2007 - B	19.03	(0.23)		2.93		2.70	—
2007 - C	18.99	(0.23)		2.94		2.71	—
2007 - Institutional	21.24	0.01		3.29		3.30	—
2007 - Service	20.38	(0.10)		3.15		3.05	—

2006 - A	20.06	(0.08)		0.65		0.57	(0.01)
2006 - B	18.63	(0.22)		0.62		0.40	—
2006 - C	18.60	(0.22)		0.61		0.39	—
2006 - Institutional	20.65	—	(c)	0.68		0.68	(0.09)
2006 - Service	19.86	(0.10)		0.65		0.55	(0.03)

2005 - A	18.31	0.05	(d)	1.70	(e)	1.75	—
2005 - B	17.13	(0.09	)(d)	1.59	(e)	1.50	—
2005 - C	17.10	(0.09	)(d)	1.59	(e)	1.50	—
2005 - Institutional	18.77	0.13	(d)	1.75	(e)	1.88	—
2005 - Service	18.14	0.01	(d)	1.71	(e)	1.72	—

2004 - A	17.07	(0.05)		1.29		1.24	—
2004 - B	16.09	(0.17)		1.21		1.04	—
2004 - C	16.07	(0.17)		1.20		1.03	—
2004 - Institutional	17.44	0.03		1.30		1.33	—
2004 - Service	16.94	(0.07)		1.27		1.20	—

2003 - A	15.44	—	(c)	1.63		1.63	—
2003 - B	14.66	(0.11)		1.54		1.43	—
2003 - C	14.64	(0.11)		1.54		1.43	—
2003 - Institutional	15.71	0.06		1.67		1.73	—
2003 - Service	15.33	(0.01)		1.62		1.61	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.56% of average net assets.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$23.73	15.08%	$1,365,143	1.40%	(0.35)%		1.43%	(0.38)%		41%
21.73	14.19	90,307	2.15	(1.09)		2.18	(1.12)		41
21.70	14.27	75,933	2.15	(1.09)		2.18	(1.12)		41
24.54	15.54	303,283	1.00	0.05		1.03	0.02		41
23.43	14.97	10,598	1.50	(0.44)		1.53	(0.47)		41

20.62	2.86	1,289,843	1.39	(0.41)		1.44	(0.45)		51
19.03	2.15	96,106	2.14	(1.16)		2.19	(1.21)		51
18.99	2.10	68,528	2.14	(1.16)		2.19	(1.21)		51
21.24	3.31	272,295	0.99	(0.01)		1.04	(0.05)		51
20.38	2.76	10,330	1.49	(0.51)		1.54	(0.55)		51

20.06	9.56	1,374,264	1.39	0.24	(d)	1.45	0.18	(d)	34
18.63	8.76	160,575	2.14	(0.48	)(d)	2.20	(0.54	)(d)	34
18.60	8.77	81,132	2.14	(0.49	)(d)	2.20	(0.55	)(d)	34
20.65	10.02	273,418	0.99	0.68	(d)	1.05	0.62	(d)	34
19.86	9.48	9,858	1.49	0.04	(d)	1.55	(0.02	)(d)	34

18.31	7.26	1,343,848	1.39	(0.26)		1.47	(0.34)		43
17.13	6.46	196,910	2.14	(1.01)		2.22	(1.09)		43
17.10	6.41	89,086	2.14	(1.01)		2.22	(1.09)		43
18.77	7.63	289,239	0.99	0.14		1.07	0.06		43
18.14	7.08	5,592	1.49	(0.36)		1.57	(0.44)		43

17.07	10.56	1,483,768	1.40	0.00		1.48	(0.08)		17
16.09	9.75	226,663	2.15	(0.74)		2.23	(0.82)		17
16.07	9.77	100,027	2.15	(0.74)		2.23	(0.82)		17
17.44	11.01	303,840	1.00	0.41		1.08	0.33		17
16.94	10.50	5,985	1.50	(0.10)		1.58	(0.18)		17

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)		gain	operations	income

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$9.03	$(0.04)		$1.50	$1.46	$—
2007 - B	8.55	(0.11)		1.42	1.31	—
2007 - C	8.57	(0.11)		1.42	1.31	—
2007 - Institutional	9.25	—	(c)	1.54	1.54	—
2007 - Service	9.06	(0.05)		1.51	1.46	—

2006 - A	8.75	(0.05)		0.33	0.28	—
2006 - B	8.35	(0.11)		0.31	0.20	—
2006 - C	8.36	(0.11)		0.32	0.21	—
2006 - Institutional	8.94	(0.01)		0.33	0.32	(0.01)
2006 - Service	8.77	(0.05)		0.34	0.29	—

2005 - A	8.07	0.01	(d)	0.67	0.68	— (c)
2005 - B	7.76	(0.05	)(d)	0.64	0.59	—
2005 - C	7.78	(0.05	)(d)	0.63	0.58	—
2005 - Institutional	8.25	0.05	(d)	0.68	0.73	(0.04)
2005 - Service	8.10	—	(c)(d)	0.67	0.67	— (c)

2004 - A	7.79	(0.04)		0.32	0.28	—
2004 - B	7.55	(0.10)		0.31	0.21	—
2004 - C	7.56	(0.10)		0.32	0.22	—
2004 - Institutional	7.93	(0.01)		0.33	0.32	—
2004 - Service	7.82	(0.05)		0.33	0.28	—

2003 - A	6.95	(0.03)		0.87	0.84	—
2003 - B	6.79	(0.08)		0.84	0.76	—
2003 - C	6.80	(0.09)		0.85	0.76	—
2003 - Institutional	7.05	(0.01)		0.89	0.88	—
2003 - Service	6.97	(0.03)		0.88	0.85	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.57% of average net assets.
(e)	Amount is less than 0.005% per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$10.49	16.17%	$138,613	1.45%	(0.41)%		1.51%	(0.47)%		50%
9.86	15.32	6,574	2.20	(1.17)		2.26	(1.23)		50
9.88	15.29	10,878	2.20	(1.16)		2.26	(1.22)		50
10.79	16.65	152,059	1.05	(0.02)		1.11	(0.08)		50
10.52	16.11	3	1.55	(0.55)		1.61	(0.61)		50

9.03	3.20	127,318	1.44	(0.52)		1.56	(0.64)		53
8.55	2.40	7,619	2.19	(1.27)		2.30	(1.38)		53
8.57	2.51	10,344	2.19	(1.27)		2.31	(1.39)		53
9.25	3.56	183,697	1.04	(0.12)		1.16	(0.24)		53
9.06	3.31	12	1.54	(0.45)		1.65	(0.55)		53

8.75	8.44	164,330	1.44	0.12	(d)	1.57	(0.01	)(d)	46
8.35	7.60	10,195	2.19	(0.62	) (d)	2.32	(0.75	)(d)	46
8.36	7.46	11,392	2.19	(0.64	) (d)	2.32	(0.77	)(d)	46
8.94	8.82	155,546	1.04	0.54	(d)	1.17	0.41	(d)	46
8.77	8.27	261	1.54	0.00	(d)(e)	1.67	(0.13	)(d)	46

8.07	3.59	173,243	1.44	(0.47)		1.55	(0.58)		19
7.76	2.78	11,537	2.19	(1.22)		2.30	(1.33)		19
7.78	2.91	11,491	2.19	(1.22)		2.30	(1.33)		19
8.25	4.04	129,083	1.04	(0.07)		1.15	(0.18)		19
8.10	3.58	297	1.54	(0.58)		1.65	(0.69)		19

7.79	12.09	146,867	1.45	(0.49)		1.62	(0.66)		14
7.55	11.19	11,452	2.20	(1.24)		2.37	(1.41)		14
7.56	11.18	8,979	2.20	(1.24)		2.37	(1.41)		14
7.93	12.48	93,806	1.05	(0.09)		1.22	(0.26)		14
7.82	12.20	1	1.55	(0.44)		1.72	(0.61)		14

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$12.98	$(0.06)		$2.57	$2.51	$—	$(0.48)	$(0.48)
2007 - B	12.59	(0.16)		2.48	2.32	—	(0.48)	(0.48)
2007 - C	12.57	(0.16)		2.48	2.32	—	(0.48)	(0.48)
2007 - Institutional	13.15	—	(e)	2.60	2.60	—	(0.48)	(0.48)
2007 - Service	12.97	(0.07)		2.56	2.49	—	(0.48)	(0.48)

2006 - A	12.74	(0.06)		0.61	0.55	—	(0.31)	(0.31)
2006 - B	12.46	(0.15)		0.59	0.44	—	(0.31)	(0.31)
2006 - C	12.43	(0.16)		0.61	0.45	—	(0.31)	(0.31)
2006 - Institutional	12.89	(0.01)		0.62	0.61	(0.04)	(0.31)	(0.35)
2006 - Service	12.73	(0.07)		0.62	0.55	—	(0.31)	(0.31)

2005 - A	11.70	0.01	(c)	1.22	1.23	—	(0.19)	(0.19)
2005 - B	11.53	(0.09	)(c)	1.21	1.12	—	(0.19)	(0.19)
2005 - C	11.51	(0.09	)(c)	1.20	1.11	—	(0.19)	(0.19)
2005 - Institutional	11.79	0.05	(c)	1.24	1.29	—	(0.19)	(0.19)
2005 - Service	11.70	—	(c)	1.22	1.22	—	(0.19)	(0.19)

2004 - A	11.64	(0.07)		0.17	0.10	—	(0.04)	(0.04)
2004 - B	11.56	(0.16)		0.17	0.01	—	(0.04)	(0.04)
2004 - C	11.55	(0.16)		0.16	—	—	(0.04)	(0.04)
2004 - Institutional	11.68	(0.02)		0.17	0.15	—	(0.04)	(0.04)
2004 - Service	11.64	(0.07)		0.17	0.10	—	(0.04)	(0.04)
FOR THE PERIOD ENDED AUGUST 31,

2003 - A (commenced September 3, 2002)	10.00	(0.08)		1.72	1.64	—	—	—
2003 - B (commenced September 3, 2002)	10.00	(0.16)		1.72	1.56	—	—	—
2003 - C (commenced September 3, 2002)	10.00	(0.16)		1.71	1.55	—	—	—
2003 - Institutional (commenced September 3, 2002)	10.00	(0.03)		1.71	1.68	—	—	—
2003 - Service (commenced September 3, 2002)	10.00	(0.07)		1.71	1.64	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.51% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

(f)	Amount is less than 0.005% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$15.01	19.66%	$92,015	1.48%		(0.43)%		1.54%		(0.49)%		50%
14.43	18.74	997	2.23		(1.14)		2.29		(1.20)		50
14.41	18.77	797	2.23		(1.19)		2.29		(1.25)		50
15.27	20.10	190,603	1.08		—	(f)	1.14		(0.06)		50
14.98	19.52	2	1.58		(0.52)		1.64		(0.58)		50

12.98	4.32	70,352	1.48		(0.49)		1.64		(0.69)		48
12.59	3.52	380	2.23		(1.22)		2.39		(1.43)		48
12.57	3.62	507	2.23		(1.24)		2.39		(1.44)		48
13.15	4.75	117,767	1.08		(0.09)		1.24		(0.30)		48
12.97	4.33	2	1.51		(0.54)		1.68		(0.74)		48

12.74	10.52	62,366	1.48		0.06	(c)	1.71		(0.17	)(c)	46
12.46	9.71	115	2.23		(0.72	)(c)	2.46		(0.95	)(c)	46
12.43	9.64	401	2.23		(0.76	)(c)	2.46		(0.99	)(c)	46
12.89	10.95	85,571	1.08		0.40	(c)	1.31		0.17	(c)	46
12.73	10.43	2	1.58		(0.05	)(c)	1.81		(0.28	)(c)	46

11.70	0.84	61,216	1.48		(0.61)		1.79		(0.92)		28
11.53	0.06	96	2.23		(1.38)		2.54		(1.69)		28
11.51	(0.02)	247	2.23		(1.34)		2.54		(1.65)		28
11.79	1.26	45,464	1.08		(0.20)		1.39		(0.51)		28
11.70	0.84	2	1.58		(0.61)		1.89		(0.92)		28

11.64	16.40	49,494	1.48	(d)	(0.76	)(d)	2.65	(d)	(1.93	)(d)	19
11.56	15.60	92	2.23	(d)	(1.50	)(d)	3.40	(d)	(2.67	)(d)	19
11.55	15.50	20	2.23	(d)	(1.53	)(d)	3.40	(d)	(2.70	)(d)	19
11.68	16.80	27,810	1.08	(d)	(0.32	)(d)	2.25	(d)	(1.49	)(d)	19
11.64	16.40	2	1.58	(d)	(0.72	)(d)	2.75	(d)	(1.89	)(d)	19

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of year	loss(a)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$20.81	$(0.21)		$5.77	$5.56	$(1.17)
2007 - B	19.80	(0.36)		5.45	5.09	(1.17)
2007 - C	19.66	(0.36)		5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)		5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)		5.72	5.49	(1.17)

2006 - A	22.21	(0.19)		(0.09)	(0.28)	(1.12)
2006 - B	21.33	(0.34)		(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)		(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)		(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)		(0.09)	(0.30)	(1.12)

2005 - A	18.58	(0.20	)(c)	3.83	3.63	—
2005 - B	17.98	(0.34	)(c)	3.69	3.35	—
2005 - C	17.86	(0.34	)(c)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	)(c)	3.92	3.80	—
2005 - Service	18.46	(0.23	)(c)	3.82	3.59	—

2004 - A	17.38	(0.15)		1.35	1.20	—
2004 - B	16.94	(0.28)		1.32	1.04	—
2004 - C	16.83	(0.28)		1.31	1.03	—
2004 - Institutional	17.67	(0.08)		1.38	1.30	—
2004 - Service	17.29	(0.17)		1.34	1.17	—

2003 - A	14.09	(0.12)		3.41	3.29	—
2003 - B	13.84	(0.22)		3.32	3.10	—
2003 - C	13.74	(0.22)		3.31	3.09	—
2003 - Institutional	14.27	(0.06)		3.46	3.40	—
2003 - Service	14.03	(0.13)		3.39	3.26	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.03% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	loss		total expenses	loss		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$25.20	27.46%	$954,089	1.47%	(0.90)%		1.48%	(0.91)%		67%
23.72	26.45	64,011	2.22	(1.66)		2.23	(1.67)		67
23.55	26.49	126,425	2.22	(1.65)		2.23	(1.66)		67
26.11	27.92	853,836	1.07	(0.50)		1.08	(0.51)		67
24.95	27.36	11,597	1.57	(1.00)		1.58	(1.01)		67

20.81	(1.46)	908,135	1.47	(0.89)		1.47	(0.89)		82
19.80	(2.16)	69,240	2.22	(1.64)		2.22	(1.64)		82
19.66	(2.17)	113,383	2.22	(1.64)		2.22	(1.64)		82
21.45	(1.06)	771,166	1.07	(0.49)		1.07	(0.49)		82
20.63	(1.56)	10,961	1.57	(0.99)		1.57	(0.99)		82

22.21	19.54	936,312	1.49	(0.94	)(c)	1.49	(0.94	)(c)	62
21.33	18.63	91,286	2.24	(1.69	)(c)	2.24	(1.69	)(c)	62
21.19	18.65	112,420	2.24	(1.69	)(c)	2.24	(1.69	)(c)	62
22.77	20.03	739,739	1.09	(0.54	)(c)	1.09	(0.54	)(c)	62
22.05	19.45	8,242	1.59	(1.04	)(c)	1.59	(1.04	)(c)	62

18.58	6.90	615,510	1.49	(0.80)		1.49	(0.80)		51
17.98	6.14	85,969	2.24	(1.55)		2.24	(1.55)		51
17.86	6.12	69,067	2.24	(1.55)		2.24	(1.55)		51
18.97	7.36	290,601	1.09	(0.40)		1.09	(0.40)		51
18.46	6.77	1,464	1.59	(0.87)		1.59	(0.87)		51

17.38	23.35	441,187	1.53	(0.80)		1.53	(0.80)		66
16.94	22.40	85,601	2.28	(1.56)		2.28	(1.56)		66
16.83	22.49	63,358	2.28	(1.56)		2.28	(1.56)		66
17.67	23.83	189,498	1.13	(0.41)		1.13	(0.41)		66
17.29	23.24	539	1.63	(0.90)		1.63	(0.90)		66

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	loss(a)	gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$10.42	$(0.11)	$3.17	$3.06	$—	$—	$—
2007 - B	10.30	(0.20)	3.12	2.92	—	—	—
2007 - C	10.30	(0.20)	3.11	2.91	—	—	—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—	—	—
2007 - Service	10.37	(0.12)	3.15	3.03	—	—	—

2006 - A	10.40	(0.09)	0.22	0.13	— (c)	(0.11)	(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—	(0.11)	(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—	(0.11)	(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	— (c)	(0.11)	(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—	(0.11)	(0.11)
FOR THE PERIOD ENDED AUGUST 31,

2005 - A (commenced June 30, 2005)	10.00	(0.01)	0.41	0.40	—	—	—
2005 - B (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—	—	—
2005 - C (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—	—	—
2005 - Institutional (commenced June 30, 2005)	10.00	— (c)	0.38	0.38	—	—	—
2005 - Service (commenced June 30, 2005)	10.00	(0.01)	0.38	0.37	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.48	29.37%	$26,423	1.50%		(0.89)%		1.64%		(1.03)%		68%
13.22	28.35	2,477	2.25		(1.64)		2.39		(1.78)		68
13.21	28.25	6,472	2.25		(1.64)		2.39		(1.78)		68
13.55	29.79	76,637	1.10		(0.49)		1.24		(0.63)		68
13.40	29.22	129	1.60		(0.99)		1.74		(1.13)		68

10.42	1.24	72,124	1.49		(0.79)		2.05		(1.35)		64
10.30	0.45	1,563	2.25		(1.56)		3.15		(2.47)		64
10.30	0.45	5,937	2.25		(1.54)		2.82		(2.12)		64
10.44	1.63	1,360	1.07		(0.38)		6.98		(6.29)		64
10.37	1.04	153	1.61		(0.95)		2.46		(1.81)		64

10.40	4.00	569	1.50	(d)	(0.69	)(d)	16.73	(d)	(15.92	)(d)	3
10.36	3.60	69	2.25	(d)	(1.42	)(d)	17.48	(d)	(16.65	)(d)	3
10.36	3.60	19	2.25	(d)	(1.35	)(d)	17.48	(d)	(16.58	)(d)	3
10.38	3.80	5,415	1.10	(d)	(0.13	)(d)	16.33	(d)	(15.36	)(d)	3
10.37	3.70	10	1.60	(d)	(0.62	)(d)	16.83	(d)	(15.85	)(d)	3

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Growth Equity Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs Small/ Mid Cap Growth Fund (collectively “the Growth Equity Funds”) portfolios of the Goldman Sachs Trust, at August 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Growth Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2007

GOLDMAN SACHS GROWTH EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 through August 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Strategic Growth Fund				Concentrated Growth Fund				Growth Opportunities Fund				Small/Mid Cap Growth Fund

				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*

Class A
Actual	$1,000	$1,067.00		$7.32	$1,000	$1,083.70		$7.62	$1,000	$1,103.70		$7.89	$1,000	$1,113.10		$7.87	$1,000	$1,112.20		$7.98
Hypothetical (5% return before expenses)	1,000	1,018.12	+	7.15	1,000	1,017.89	+	7.38	1,000	1,017.70	+	7.57	1,000	1,017.75	+	7.52	1,000	1,017.65		7.62

Class B
Actual	1,000	1,063.60		11.21	1,000	1,078.80		11.53	1,000	1,099.00		11.86	1,000	1,108.40		11.84	1,000	1,107.20		12.08
Hypothetical (5% return before expenses)	1,000	1,014.34	+	10.95	1,000	1,014.12	+	11.17	1,000	1,013.91	+	11.38	1,000	1,013.98	+	11.31	1,000	1,013.74	+	11.54

Class C
Actual	1,000	1,063.70		11.21	1,000	1,079.80		11.54	1,000	1,100.00		11.85	1,000	1,108.80		11.85	1,000	1,106.40		12.07
Hypothetical (5% return before expenses)	1,000	1,014.34	+	10.95	1,000	1,014.12	+	11.17	1,000	1,013.91	+	11.38	1,000	1,013.98	+	11.31	1,000	1,013.74	+	11.54

Institutional
Actual	1,000	1,069.30		5.24	1,000	1,085.50		5.52	1,000	1,105.70		5.78	1,000	1,114.90		5.75	1,000	1,113.40		6.10
Hypothetical (5% return before expenses)	1,000	1,020.14	+	5.12	1,000	1,019.91	+	5.35	1,000	1,019.72	+	5.54	1,000	1,019.77	+	5.49	1,000	1,019.43	+	5.83

Service
Actual	1,000	1,066.90		7.84	1,000	1,083.40		7.81	1,000	1,103.10		8.92	1,000	1,112.80		8.40	1,000	1,110.20		8.56
Hypothetical (5% return before expenses)	1,000	1,017.62	+	7.66	1,000	1,017.70	+	7.57	1,000	1,016.72	+	8.55	1,000	1,017.25	+	8.02	1,000	1,017.09	+	8.18

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Capital Growth	1.40%	2.15%	2.15%	1.00%	1.50%
Strategic Growth	1.45	2.20	2.20	1.04	1.48
Concentrated Growth	1.48	2.24	2.24	1.09	1.58
Growth Opportunities	1.47	2.22	2.22	1.07	1.57
Small/Mid Cap Growth	1.50	2.25	2.25	1.10	1.60

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Trustees oversee the management of the Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) capacity constraints relating to certain of the Funds; (g) information on the advisory fees charged by the Investment Adviser to institutional accounts; (h) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates to the Funds; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (k) an update on soft dollars and other trading related issues; and (l) the quality of services provided by the Funds’ unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group;

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
(e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreement, and the current expense levels of the Funds.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Funds and the other mutual funds for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the Funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for the one-, three-, five- and ten-year periods, or since the commencement of investment operations in the case of Funds not in existence for all of those periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors.
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (or, in the case of Funds that had commenced investment operations within a shorter period, since inception) history comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Economies of Scale
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Capital Growth	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.80	Over $2 Billion

Strategic Growth	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Concentrated Growth Fund	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Growth Opportunities Fund	1.00	First $2 Billion
	0.90	Over $2 Billion

Small/Mid Cap Growth Fund	1.00	First $2 Billion
	0.90	Over $2 Billion

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage transactions, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds.
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and each Fund’s current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Member of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-Present); Chairman of the Executive Committee, Cornell University (2006- Present); Member, Advisory Board, Psychology Without Borders (international humanitarian and organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006).	98	None

Patrick T. Harker Age: 48	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present).	98	None

GOLDMAN SACHS GROWTH EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*Kaysie P. Uniacke Age: 46	President and Trustee	President Since 2002 Trustee Since August 2007 (and from 2001-January 2007)	Managing Director, Goldman Sachs (1997- Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies). Trustee—Gettysburg College.	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2007, the Trust consisted of 86 portfolios including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke One New York Plaza New York, NY 10004 Age: 46	President and Trustee	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). (August 2001 to January 2007 and August 2007-Present).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee—Gettysburg College.

James A. McNamara 32 Old Slip NY, NY 10005 Age: 44	Senior Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer and Senior Vice President	Treasurer Since 1997 Senior Vice President (2007- Present)	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

GOLDMAN SACHS GROWTH EQUITY FUNDS

Goldman Sachs Trust — Growth Equity Funds — Tax Information (Unaudited)

For the year ended August 31, 2007, 99.95% and 100% of the dividends paid from net investment company taxable income by the Concentrated Growth Fund and Growth Opportunities Fund, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2007, the Concentrated Growth Fund and Growth Opportunities Fund designate 100% of the dividends it paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Concentrated Growth Fund and Growth Opportunities Fund designate $6,994,819 and $91,657,715, respectively, as capital gain dividends paid during the year ended August 31, 2007.

During the year ended August 31, 2007, the Concentrated Growth Fund and Growth Opportunities Fund designate $90,707 and $12,127,032, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $740.8 billion in assets under management as of June 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 60 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation Portfolios[3] Retirement Strategies Portfolios	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement, and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement, or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS GROWTH EQUITY FUNDS
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker Jessica Palmer Alan A. Shuch Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. McNamara, Senior Vice President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. The Small/ Mid Cap Growth Fund may also invest in foreign securities and emerging market securities. Foreign and emerging market securities may be more volatile than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments.
The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
We continue to monitor the liquidity risk of the Funds’ holdings, i.e., the risk that securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-1960	GROWTHAR / 156.6K / 10-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$169,500	$125,500	Review of fund reorganization documents. Services provided for fund launch.

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $760,900 and $476,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $0 and $107,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2007